UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                   ----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


TEMPLETON INTERNATIONAL (EX EM) FUND



                                [GRAPHIC OMITTED]

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                                                              SEPTEMBER 30, 2005
--------------------------------------------------------------------------------
                                                    A series of Templeton
                                                    Global Investment Trust
--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    |    INTERNATIONAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                  TEMPLETON
         INTERNATIONAL (EX EM) FUND                    Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton International (Ex EM) Fund ......................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   24

Shareholder Information ...................................................   33

--------------------------------------------------------------------------------


SEMIANNUAL REPORT

TEMPLETON INTERNATIONAL (EX EM) FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International (Ex EM) Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S.

--------------------------------------------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/05

                              [PIE CHART OMITTED]

Europe ................................................................    68.5%
Asia ..................................................................    19.2%
North America .........................................................     4.1%
Australia & New Zealand ...............................................     3.2%
Short-Term Investments & Other Net Assets .............................     5.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton International (Ex EM) Fund covers the period ended September 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Templeton International (Ex EM) Fund - Class A posted a +6.62% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East
(EAFE) Index, which posted a +9.61% total return for the same period.(1) Please note that index performance information is for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1) Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
as of 9/30/05

--------------------------------------
                            % OF TOTAL
                            NET ASSETS
--------------------------------------
U.K.                          25.8%
--------------------------------------
Japan                         11.3%
--------------------------------------
Spain                          7.1%
--------------------------------------
Germany                        6.9%
--------------------------------------
Hong Kong                      6.4%
--------------------------------------
Sweden                         5.3%
--------------------------------------
France                         5.3%
--------------------------------------
Netherlands                    4.9%
--------------------------------------
Switzerland                    4.8%
--------------------------------------
Finland                        3.1%
--------------------------------------

ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in the six-month period ended September 30, 2005. U.S. gross domestic product (GDP) expanded 3.3% annualized in the second quarter of 2005. Despite persistently high oil prices and the impact of Hurricanes Katrina and Rita in the U.S. Gulf States, U.S. GDP advanced an estimated 3.8% annualized in the third quarter. Apart from western Europe, foreign growth appeared to be beating the expectations of a slowdown. China's industrial production and GDP expanded, and Japan's economic outlook appeared brighter. The reelection of Prime Minister Junichiro Koizumi gave investors a vote of confidence about pending structural reforms, such as the privatization of Japan's postal system, which also serves as a savings bank and insurance company. However, many observers were skeptical about the possibility for sustained economic growth, given the country's recent history of periodically alternating good and bad results.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August.(2) In continental Europe consumer and business sentiment were weak for a number of reasons. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%.(3) Largely in consideration of these factors, the European Central Bank lowered its 2005 GDP growth estimate for the 12-nation euro zone. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future. Germany's parliamentary election was highly contested, with both incumbent Chancellor Gerhard Schroder and challenger Angela Merkel from the Christian Democratic Party failing to produce a clear majority in what was Germany's closest election since World War II.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well. In the six-month period, European equity markets returned +15.26%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents.(4) The MSCI Pacific Index, which includes Japan, returned +20.31% in local currencies over the same period.(5) U.S. markets, as measured by the MSCI USA Index, returned

(2)  Source: Bloomberg Energy/Commodity Service.

(3) Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 8/31/05.

(4) Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

(5) Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.


4 | Semiannual Report

+5.38%.(6) Strong corporate profitability was a major catalyst for the global equity markets' robust performance.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price-to-earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Although many companies around the world experienced strong earnings and record levels of free cash flow throughout the year, international stock markets were surprisingly volatile over the six-month reporting period. This situation partly reflected investor concerns regarding the impact of high oil and other commodity prices, political tensions, trade imbalances and rising interest rates on consumers, corporate profits and global growth. Some of these economic factors helped drive strong profits in certain industries and sectors, while others suffered due to increased energy and raw materials overhead costs. Because of the Fund's broad diversification, we participated in sectors both good and bad. As our long-term value investment approach dictates, we took profits in some sectors that continued to perform strongly yet became relatively expensive on a stock valuation basis. We also initiated positions and added to existing holdings in sectors that were, in our opinion, struggling, but where stock valuations appeared cheap among selected companies that we believe offered encouraging long-term prospects, in line with our investment strategy.

On a sector basis some of the Fund's biggest contributors to performance, when compared to the benchmark MSCI EAFE Index, included industrials, telecommunication services and utilities.(7) On the other hand, materials and consumer discretionary stocks detracted from our overall results this reporting period.(8)

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
as of 9/30/05

-----------------------------------------------------
                                           % OF TOTAL
                                           NET ASSETS
-----------------------------------------------------
Commercial Banks                              8.3%
-----------------------------------------------------
Oil, Gas & Consumable Fuels                   8.2%
-----------------------------------------------------
Pharmaceuticals                               7.8%
-----------------------------------------------------
Insurance                                     6.2%
-----------------------------------------------------
Electric Utilities                            4.8%
-----------------------------------------------------
Media                                         4.6%
-----------------------------------------------------
Household Durables                            4.4%
-----------------------------------------------------
Diversified Telecommunication Services        4.4%
-----------------------------------------------------
Capital Markets                               3.6%
-----------------------------------------------------
Industrial Conglomerates                      3.5%
-----------------------------------------------------

(6) Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

(7) In the SOI, the industrials sector comprises aerospace and defense, electrical equipment, industrial conglomerates, machinery, commercial services and supplies, air freight and logistics, and airlines; the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services; and the utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities.

(8) In the SOI, the materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products; while the consumer discretionary sector comprises auto components; automobiles; household durables; textiles, apparel and luxury goods; hotels, restaurants and leisure; media; and multiline retail.


                                                           Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
9/30/05

---------------------------------------------------------
COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
---------------------------------------------------------
Cheung Kong Holdings Ltd.                         2.3%
  REAL ESTATE, HONG KONG
---------------------------------------------------------
Eni SpA                                           2.1%
  OIL, GAS & CONSUMABLE FUELS, ITALY
---------------------------------------------------------
GlaxoSmithKline PLC                               2.1%
  PHARMACEUTICALS, U.K.
---------------------------------------------------------
BAE Systems PLC                                   1.9%
  AEROSPACE & DEFENSE, U.K.
---------------------------------------------------------
Sanofi-Aventis                                    1.8%
  PHARMACEUTICALS, FRANCE
---------------------------------------------------------
Iberdrola SA, Br.                                 1.7%
  ELECTRIC UTILITIES, SPAIN
---------------------------------------------------------
Repsol YPF SA                                     1.7%
  OIL, GAS & CONSUMABLE FUELS, SPAIN
---------------------------------------------------------
Vestas Wind Systems AS,
common & restricted                               1.6%
  ELECTRICAL EQUIPMENT, DENMARK
---------------------------------------------------------
British Sky Broadcasting Group PLC                1.6%
  MEDIA, U.K.
---------------------------------------------------------
Sony Corp.                                        1.5%
  HOUSEHOLD DURABLES, JAPAN
---------------------------------------------------------

In the industrials sector, aerospace and defense stocks, which we have discussed in our last two reports to shareholders, remained among the strongest performers. Benefiting from a robust aerospace cycle, as well as a growing number of diversified defense contracts, our investments in BAE Systems, Rolls-Royce Group and Smiths Group all contributed positively to performance. The single biggest contributor to the Fund's performance over the period was Vestas Wind Systems, one of the world's largest developers and manufacturers of wind turbines. With oil prices peaking, attention to alternative energy sources has increased greatly, triggering a commensurate rise in opportunities and new contracts for Vestas and other alternative energy companies.

Hutchison Whampoa, the Hong Kong industrial conglomerate, was another top performer for the Fund. Hutchison Whampoa not only benefited from strong growth in its ports and logistics businesses as a result of increasing exports from China and the Asia region, but also from investors' delayed recognition of the rising Hong Kong property market where Hutchison has exposure. In fact, the Fund participated in the Hong Kong real estate recovery not only through its investments in Hutchison Whampoa, but also through its stake in Cheung Kong Holdings, one of Hong Kong's largest property owners and developers. The strength of these two companies, along with other of the Fund's Hong Kong holdings such as Swire Pacific and Cheung Kong Infrastructure Holdings, made Hong Kong one of the Fund's best performing regions.

We need to acknowledge that part of the reason for Hutchison's strong performance related to improved expectations for its European 3G telecommunications business. Essentially, 3G is the latest generation of wireless networks capable of transferring data at speeds never before achieved, and is largely responsible for making wireless videophones and high-speed Internet access a reality. Improving adoption of 3G technology has surprised skeptics. We believe the faster-than-expected adoption of new technologies and services in general was among the reasons for many telecommunications companies' better performances recently. The Fund was a direct beneficiary of this performance, with the telecommunication services sector providing the best absolute returns versus the benchmark MSCI EAFE Index over the past six months. Major contributors from the group included Nippon Telegraph & Telephone, the Japanese incumbent telephone company, and BCE, the Canadian incumbent.


6 | Semiannual Report

Electric utilities was another sector that delivered strong returns for the Fund. Consolidation has long played a role in utility company growth and performance. The Fund was a beneficiary of such consolidation through its long-time holding in E.ON, the fast-growing German utility that has been a very efficient consolidator and integrator of other utility companies. The Fund also benefited from owning a target of such consolidations. For example, at the end of August 2005, Gas Natural SDG bid for Endesa, a Spanish utility and Fund holding, causing the stock to rise more than 21% for the reporting period.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended September 30, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

With such strong performance in some sectors, it was disappointing that the timing of our investments in the materials sector negatively impacted the Fund relative to the benchmark index. Having made significant gains from rising commodity prices in the metals and mining industry during a cyclical upswing, we trimmed positions in stocks such as BHP Billiton where our analysis showed them to be expensive unless we relied on the persistence of a "commodity super cycle. "Skeptical of such assumptions based on our experience, we gave up some of the continued strong performance of metals and mining stocks over the period. Moreover, paper and forest product stocks, to which we added on weakness earlier in the year, remained weak as investors focused on negative secular forces rather than taking a more cyclical view by recognizing these stocks' historically low valuations.

Consumer staples stocks also detracted from our performance versus the benchmark index. While the underperformance was broad-based, U.K. economic and consumer weakness impacted the Fund in its U.K. retail holdings such as Boots Group and William Morrison Supermarkets, as well as some of its other U.K. holdings. Boots and William Morrison are restructuring stories that we believe will take some time to reach our expectations; however, both


                                                           Semiannual Report | 7
companies endured undue near-term pressure from the overall weak U.K. economic environment. Despite such short-term disappointment, we remain confident in their long-term prospects and continued to hold both stocks in the portfolio at period-end, consistent with our strategy. In fact, we see recent U.K. economic weakness as a potential opportunity to identify even more undervalued, high-quality consumer companies that we think have the potential to weather this downturn.

Thank you for your continued participation in Templeton International (Ex EM) Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED] /s/ Lisa F. Myers
                Lisa F. Myers, JD, CFA

[PHOTO OMITTED] /s/ Jeffrey A. Everett
                Jeffrey A. Everett, CFA

                Portfolio Management Team
                Templeton International (Ex EM) Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEGEX)                          CHANGE      9/30/05     3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.96       $15.87      $14.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0251
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TGEFX)                          CHANGE      9/30/05     3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.93       $15.64      $14.71
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0024
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE      9/30/05     3/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.98       $15.94      $14.96
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0376
--------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                              6-MONTH     1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)             +6.62%    +22.04%      +43.74%   +134.22%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         +0.49%    +15.05%       +6.25%     +8.24%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,049    $11,505      $13,543   $ 22,081
--------------------------------------------------------------------------------
CLASS C                              6-MONTH     1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)             +6.34%    +21.37%      +39.44%   +119.81%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         +5.34%    +20.37%       +6.88%     +8.19%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,534    $12,037      $13,944   $ 21,981
--------------------------------------------------------------------------------
ADVISOR CLASS(5)                     6-MONTH     1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)             +6.83%    +22.60%      +46.29%   +144.34%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         +6.83%    +22.60%       +7.91%     +9.34%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,683    $12,260      $14,629   $ 24,434
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

INVESTMENT RETURNS AND SHARE PRICES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +101.87% and +8.36%.


                                                          Semiannual Report | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 3/31/05      VALUE 9/30/05   PERIOD* 3/31/05-9/30/05
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,066.20             $ 8.86
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.50             $ 8.64
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,063.40             $12.21
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,013.24             $11.91
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,068.30             $ 7.05
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.25             $ 6.88
-------------------------------------------------------------------------------------------------------

*    Expenses are equal to the annualized expense ratio for each class (A:
     1.71%; C: 2.36%; and Advisor: 1.36%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2005                        YEAR ENDED MARCH 31,
CLASS A                                               (UNAUDITED)         2005         2004         2003        2002        2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  14.91          $   12.99    $     8.75   $   11.48   $   11.51   $   12.91
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................         0.15               0.16          0.14        0.10        0.19        0.23

   Net realized and unrealized gains (losses) ..         0.84               1.96          4.19       (2.69)      (0.07)      (0.64)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............         0.99               2.12          4.33       (2.59)       0.12       (0.41)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.03)             (0.20)        (0.10)      (0.14)      (0.15)      (0.24)

   Net realized gains ..........................           --                 --            --          --          --       (0.75)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................        (0.03)             (0.20)        (0.10)      (0.14)      (0.15)      (0.99)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................           --(c)              --(c)       0.01          --          --          --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $  15.87          $   14.91    $    12.99   $    8.75   $   11.48   $   11.51
                                                  ==================================================================================

Total return(b) ................................         6.62%             16.54%        49.65%     (22.77)%      1.02%      (3.38)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $ 46,845          $  45,398    $   39,091   $  25,894   $  32,586   $  35,486

Ratios to average net assets:

   Expenses ....................................         1.71%(d)           1.63%         1.75%       1.81%       1.82%       1.82%

   Net investment income .......................         1.96%(d)           1.20%         1.23%       1.02%       1.69%       1.85%

Portfolio turnover rate ........................         8.30%             19.22%        23.62%      19.05%      31.28%      42.06%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


14 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2005                        YEAR ENDED MARCH 31,
CLASS C                                               (UNAUDITED)         2005         2004         2003        2002        2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  14.71          $   12.82    $     8.65   $   11.34   $   11.38   $   12.78
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................         0.10               0.08          0.06        0.04        0.11        0.15

   Net realized and unrealized gains (losses) ..         0.83               1.92          4.14       (2.65)      (0.07)      (0.64)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............         0.93               2.00          4.20       (2.61)       0.04       (0.49)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................           --(c)           (0.11)        (0.04)      (0.08)      (0.08)      (0.16)

   Net realized gains ..........................           --                 --            --          --          --       (0.75)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................           --              (0.11)        (0.04)      (0.08)      (0.08)      (0.91)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................           --(c)              --(c)       0.01          --          --          --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $  15.64          $   14.71    $    12.82   $    8.65   $   11.34   $   11.38
                                                  ==================================================================================

Total return(b) ................................         6.34%             15.76%        48.78%     (23.22)%      0.37%      (4.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $ 27,990          $  26,049    $   24,359   $  14,372   $  16,243   $  11,756

Ratios to average net assets:

   Expenses ....................................         2.36%(d)           2.28%         2.40%       2.44%       2.46%       2.46%

   Net investment income .......................         1.31%(d)           0.55%         0.58%       0.39%       0.97%       1.25%

Portfolio turnover rate ........................         8.30%             19.22%        23.62%      19.05%      31.28%      42.06%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  ----------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2005                        YEAR ENDED MARCH 31,
ADVISOR CLASS                                         (UNAUDITED)         2005         2004         2003        2002        2001
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  14.96          $   13.03    $     8.76   $   11.51   $   11.55   $   12.95
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................         0.18               0.22          0.20        0.14        0.22        0.39

   Net realized and unrealized gains (losses) ..         0.84               1.96          4.20       (2.72)      (0.07)      (0.75)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............         1.02               2.18          4.40       (2.58)       0.15       (0.36)
                                                  ----------------------------------------------------------------------------------
Less distributions from:

   Net investment income .......................        (0.04)             (0.25)        (0.14)      (0.17)      (0.19)      (0.29)

   Net realized gains ..........................           --                 --            --          --          --       (0.75)
                                                  ----------------------------------------------------------------------------------
Total distributions ............................        (0.04)             (0.25)        (0.14)      (0.17)      (0.19)      (1.04)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................           --(c)              --(c)       0.01          --          --          --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................     $  15.94          $   14.96    $    13.03   $    8.76   $   11.51   $   11.55
                                                  ==================================================================================

Total return(b) ................................         6.83%             17.05%        50.46%     (22.69)%      1.30%      (2.97)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $    355          $     337    $      303   $     276   $     334   $     261

Ratios to average net assets:

   Expenses ....................................         1.36%(d)           1.28%         1.40%       1.47%       1.47%       1.47%

   Net investment income .......................         2.31%(d)           1.55%         1.58%       1.36%       1.96%       3.19%

Portfolio turnover rate ........................         8.30%             19.22%        23.62%      19.05%      31.28%      42.06%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                                INDUSTRY                     SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 93.7%
      AUSTRALIA 2.5%
      Australia & New Zealand Banking Group Ltd. ......               Commercial Banks                 22,012     $  402,766
      National Australia Bank Ltd. ....................               Commercial Banks                 32,410        816,644
      Qantas Airways Ltd. .............................                   Airlines                    248,318        637,999
                                                                                                                  ----------
                                                                                                                   1,857,409
                                                                                                                  ----------
      BERMUDA 1.9%
      ACE Ltd. ........................................                   Insurance                    15,790        743,235
      XL Capital Ltd., A ..............................                   Insurance                    10,530        716,356
                                                                                                                  ----------
                                                                                                                   1,459,591
                                                                                                                  ----------
      CANADA 2.2%
      Barrick Gold Corp. ..............................                Metals & Mining                 18,310        531,159
      BCE Inc. ........................................    Diversified Telecommunication Services      30,464        835,223
      Quebecor World Inc. .............................        Commercial Services & Supplies          15,140        284,111
                                                                                                                  ----------
                                                                                                                   1,650,493
                                                                                                                  ----------
      DENMARK 1.6%
  (a) Vestas Wind Systems AS ..........................             Electrical Equipment               37,200        898,826
(a,b) Vestas Wind Systems AS, 144A ....................             Electrical Equipment               12,400        299,609
                                                                                                                  ----------
                                                                                                                   1,198,434
                                                                                                                  ----------
      FINLAND 3.1%
      Sampo OYJ, A ....................................                   Insurance                    33,760        535,719
      Stora Enso OYJ, R ...............................             Paper & Forest Products            65,880        906,024
      UPM-Kymmene Corp. ...............................             Paper & Forest Products            43,690        874,493
                                                                                                                  ----------
                                                                                                                   2,316,236
                                                                                                                  ----------
      FRANCE 5.3%
      AXA SA ..........................................                   Insurance                    32,714        898,235
      Sanofi-Aventis ..................................                Pharmaceuticals                 16,660      1,376,917
      Suez SA .........................................                Multi-Utilities                 30,511        882,131
      Total SA, B .....................................          Oil, Gas & Consumable Fuels            2,900        791,727
                                                                                                                  ----------
                                                                                                                   3,949,010
                                                                                                                  ----------
      GERMANY 6.9%
      Adidas-Salomon AG ...............................        Textiles Apparel & Luxury Goods          2,150        374,797
      BASF AG .........................................                   Chemicals                    13,020        979,818
      Bayer AG, Br. ...................................                   Chemicals                    12,020        441,878
      Deutsche Post AG ................................            Air Freight & Logistics             42,860      1,003,694
      E.ON AG .........................................              Electric Utilities                10,500        966,893
      SAP AG ..........................................                   Software                      2,110        365,263
      Siemens AG ......................................           Industrial Conglomerates              9,500        732,623
      Volkswagen AG ...................................                  Automobiles                    5,380        331,787
                                                                                                                  ----------
                                                                                                                   5,196,753
                                                                                                                  ----------


                                                          Semiannual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST

----------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                                INDUSTRY                     SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      HONG KONG 6.4%
      Cheung Kong Holdings Ltd. .......................                 Real Estate                   152,000     $1,716,396
      Cheung Kong Infrastructure Holdings Ltd. ........              Electric Utilities               128,000        427,346
      Fountain Set Holdings Ltd. ......................       Textiles Apparel & Luxury Goods         860,000        418,490
      Hutchison Whampoa Ltd. ..........................           Industrial Conglomerates            111,000      1,148,254
      Swire Pacific Ltd., A ...........................                 Real Estate                    79,000        727,611
      Yue Yuen Industrial Holdings Ltd. ...............       Textiles Apparel & Luxury Goods         133,000        365,175
                                                                                                                  ----------
                                                                                                                   4,803,272
                                                                                                                  ----------
      ITALY 2.1%
      Eni SpA .........................................         Oil, Gas & Consumable Fuels            54,250      1,611,509
                                                                                                                  ----------
      JAPAN 11.3%
      Hitachi Ltd. ....................................      Electronic Equipment & Instruments       179,000      1,133,930
      Matsushita Electric Industrial Co. Ltd. .........              Household Durables                42,000        711,595
      NEC Corp. .......................................           Computers & Peripherals              67,000        363,040
      Nippon Telegraph & Telephone Corp. ..............    Diversified Telecommunication Services         232      1,140,581
      Nomura Holdings Inc. ............................               Capital Markets                  41,000        636,132
      Olympus Corp. ...................................       Health Care Equipment & Supplies         16,337        362,005
      Shinsei Bank Ltd. ...............................               Commercial Banks                 55,000        346,476
  (b) Shinsei Bank Ltd., 144A .........................               Commercial Banks                  8,000         50,396
      Sompo Japan Insurance Inc. ......................                  Insurance                     68,000        900,476
      Sony Corp. ......................................              Household Durables                35,440      1,164,680
      Sumitomo Mitsui Financial Group Inc. ............               Commercial Banks                     61        575,066
      Takeda Pharmaceutical Co. Ltd. ..................               Pharmaceuticals                  18,700      1,113,762
                                                                                                                  ----------
                                                                                                                   8,498,139
                                                                                                                  ----------
      NETHERLANDS 4.9%
      Akzo Nobel NV ...................................                  Chemicals                     19,240        838,905
      ING Groep NV ....................................               Capital Markets                  33,483        997,438
      Koninklijke Philips Electronics NV ..............              Household Durables                39,710      1,055,477
      VNU NV ..........................................                    Media                       25,619        805,367
                                                                                                                  ----------
                                                                                                                   3,697,187
                                                                                                                  ----------
      NORWAY 0.6%
      Norsk Hydro ASA .................................         Oil, Gas & Consumable Fuels             4,281        479,321
                                                                                                                  ----------
      PORTUGAL 0.4%
      Portugal Telecom SGPS SA ........................    Diversified Telecommunication Services      36,610        334,482
                                                                                                                  ----------
      SINGAPORE 1.5%
      DBS Group Holdings Ltd. .........................               Commercial Banks                 64,000        597,583
      Venture Corp. Ltd. ..............................      Electronic Equipment & Instruments        60,000        514,139
                                                                                                                  ----------
                                                                                                                   1,111,722
                                                                                                                  ----------


18 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

----------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                                INDUSTRY                     SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      SPAIN 7.1%
      Banco Santander Central Hispano SA ..............               Commercial Banks                 57,842     $  760,018
  (b) Banco Santander Central Hispano SA, 144A ........               Commercial Banks                    448          5,887
      Endesa SA .......................................              Electric Utilities                34,875        933,673
      Iberdrola SA, Br. ...............................              Electric Utilities                46,430      1,297,722
      Repsol YPF SA ...................................         Oil, Gas & Consumable Fuels            40,000      1,296,403
      Telefonica SA ...................................    Diversified Telecommunication Services      62,992      1,031,389
                                                                                                                  ----------
                                                                                                                   5,325,092
                                                                                                                  ----------
      SWEDEN 5.3%
      Atlas Copco AB, A ...............................                  Machinery                     34,500        668,009
      Electrolux AB, B ................................              Household Durables                17,450        408,831
      Foreningssparbanken AB, A .......................               Commercial Banks                 16,560        400,805
      Nordea Bank AB ..................................               Commercial Banks                 87,870        879,052
      Securitas AB, B .................................        Commercial Services & Supplies          59,130        915,928
      Volvo AB, B .....................................                  Machinery                     16,862        734,607
                                                                                                                  ----------
                                                                                                                   4,007,232
                                                                                                                  ----------
      SWITZERLAND 4.8%
      Nestle SA .......................................                Food Products                    3,670      1,074,700
      Novartis AG .....................................               Pharmaceuticals                  18,270        926,734
      Swiss Reinsurance Co. ...........................                  Insurance                     13,120        861,657
      UBS AG ..........................................               Capital Markets                   8,450        718,176
                                                                                                                  ----------
                                                                                                                   3,581,267
                                                                                                                  ----------
      UNITED KINGDOM 25.8%
      Amvescap PLC ....................................               Capital Markets                  56,140        364,301
      BAE Systems PLC .................................             Aerospace & Defense               237,322      1,437,491
      BHP Billiton PLC ................................               Metals & Mining                  56,539        913,238
      Boots Group PLC .................................           Food & Staples Retailing             79,394        851,900
      BP PLC ..........................................         Oil, Gas & Consumable Fuels            81,139        963,624
      British Sky Broadcasting Group PLC ..............                    Media                      119,967      1,185,708
      Centrica PLC ....................................               Multi-Utilities                 174,080        755,135
      Compass Group PLC ...............................        Hotels, Restaurants & Leisure          260,670        948,037
  (a) Electrocomponents PLC ...........................      Electronic Equipment & Instruments        60,000        257,362
      GKN PLC .........................................               Auto Components                  77,906        404,916
      GlaxoSmithKline PLC .............................               Pharmaceuticals                  62,829      1,597,592
      HSBC Holdings PLC ...............................               Commercial Banks                 43,003        699,565
      Lloyds TSB Group PLC ............................               Commercial Banks                 86,820        714,952
      Marks & Spencer Group PLC .......................               Multiline Retail                 84,425        557,896
      Pearson PLC .....................................                    Media                       61,215        711,350
      Rentokil Initial PLC ............................        Commercial Services & Supplies         252,670        737,381
  (a) Rolls-Royce Group PLC ...........................             Aerospace & Defense               110,538        728,019
      Royal Dutch Shell PLC, B ........................         Oil, Gas & Consumable Fuels            28,950        999,033
      Shire Pharmaceuticals Group PLC .................               Pharmaceuticals                  70,700        859,595
      Smiths Group PLC ................................           Industrial Conglomerates             44,990        760,808
      Unilever PLC ....................................                Food Products                   83,422        870,849


                                                          Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

-----------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                                INDUSTRY                    SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      UNITED KINGDOM (CONT.)
      Vodafone Group PLC ..............................      Wireless Telecommunication Services     292,400      $   760,518
      William Morrison Supermarkets PLC ...............            Food & Staples Retailing          175,566          550,288
      WPP Group PLC ...................................                      Media                    30,920          314,598
      Yell Group PLC ..................................                      Media                    52,380          441,735
                                                                                                                  -----------
                                                                                                                   19,385,891
                                                                                                                  -----------
      TOTAL COMMON STOCKS (COST $54,661,868) ..........                                                            70,463,040
                                                                                                                  -----------

                                                                                             -------------------
                                                                                             PRINCIPAL AMOUNT(c)
                                                                                             -------------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.3%
      AUSTRALIA 0.3%
      Queensland Treasury Corp., 6.00%, 8/14/13 .......                                              330,000 AUD      259,185
                                                                                                                  -----------
      NEW ZEALAND 0.4%
      Government of New Zealand, 6.50%, 4/15/13 .......                                              380,000 NZD      273,226
                                                                                                                  -----------
      SWEDEN 0.6%
      Government of Sweden,
         6.50%, 5/05/08 ...............................                                              820,000 SEK      116,698
         5.50%, 10/08/12 ..............................                                            2,300,000 SEK      345,316
                                                                                                                  -----------
                                                                                                                      462,014
                                                                                                                  -----------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
         (COST $898,749) ..............................                                                               994,425
                                                                                                                  -----------
      SHORT TERM INVESTMENTS (COST $2,974,894) 4.0%
      UNITED STATES 4.0%
  (d) U.S. Treasury Bills, 10/27/05 - 12/29/05 ........                                            2,996,000        2,976,044
                                                                                                                  -----------
      TOTAL INVESTMENTS (COST $58,535,511) 99.0% ......                                                            74,433,509
      OTHER ASSETS, LESS LIABILITIES 1.0% .............                                                               755,978
                                                                                                                  -----------
      NET ASSETS 100.0% ...............................                                                           $75,189,487
                                                                                                                  ===========

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar

NZD - New Zealand Dollar

SEK - Swedish Krona

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2005, the value of these securities was $355,892, representing 0.47% of net assets.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)   The security is traded on a discount basis with no stated coupon rate.


20 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

                                                                                    -------------
                                                                                      TEMPLETON
                                                                                    INTERNATIONAL
                                                                                     (EX EM) FUND
                                                                                    -------------
Assets:
   Investments in securities:
      Cost .....................................................................    $  58,535,511
                                                                                    =============
      Value ....................................................................    $  74,433,509
   Cash ........................................................................           12,560
   Foreign currency, at value (cost $630,142) ..................................          664,159
   Receivables:
      Capital shares sold ......................................................          286,311
      Dividends and interest ...................................................          159,484
                                                                                    -------------
         Total assets ..........................................................       75,556,023
                                                                                    -------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................           80,668
      Capital shares redeemed ..................................................          114,101
      Affiliates ...............................................................          152,080
   Accrued expenses and other liabilities ......................................           19,687
                                                                                    -------------
         Total liabilities .....................................................          366,536
                                                                                    -------------
            Net assets, at value ...............................................    $  75,189,487
                                                                                    =============
Net assets consist of:
   Paid-in capital .............................................................    $  61,032,699
   Undistributed net investment income .........................................          533,223
   Net unrealized appreciation (depreciation) ..................................       15,928,945
   Accumulated net realized gain (loss) ........................................       (2,305,380)
                                                                                    -------------
            Net assets, at value ...............................................    $  75,189,487
                                                                                    =============
CLASS A:
   Net assets, at value ........................................................    $  46,844,588
                                                                                    =============
   Shares outstanding ..........................................................        2,951,242
                                                                                    =============
   Net asset value per share(a) ................................................    $       15.87
                                                                                    =============
   Maximum offering price per share (net asset value per share / 94.25%) .......    $       16.84
                                                                                    =============
CLASS C:
   Net assets, at value ........................................................    $  27,989,724
                                                                                    =============
   Shares outstanding ..........................................................        1,790,088
                                                                                    =============
   Net asset value and maximum offering price per share(a) .....................    $       15.64
                                                                                    =============
ADVISOR CLASS:
   Net assets, at value ........................................................    $     355,175
                                                                                    =============
   Shares outstanding ..........................................................           22,286
                                                                                    =============
   Net asset value and maximum offering price per share(a) .....................    $       15.94
                                                                                    =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 21

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
for the period ended September 30, 2005 (unaudited)

                                                                                    -------------
                                                                                      TEMPLETON
                                                                                    INTERNATIONAL
                                                                                     (EX EM) FUND
                                                                                    -------------
Investment income:
   Dividends (net of foreign taxes of $126,129) ................................    $   1,251,535
   Interest ....................................................................           74,470
                                                                                    -------------
         Total investment income ...............................................        1,326,005
                                                                                    -------------
Expenses:
   Management fees (Note 3a) ...................................................          271,621
   Administrative fees (Note 3b) ...............................................           54,324
   Distribution fees (Note 3c)
      Class A ..................................................................           79,501
      Class C ..................................................................          133,352
   Transfer agent fees (Note 3e) ...............................................           70,600
   Custodian fees (Note 4) .....................................................           11,800
   Reports to shareholders .....................................................           21,400
   Registration and filing fees ................................................           34,200
   Professional fees ...........................................................            9,777
   Trustees' fees and expenses .................................................           14,300
   Other .......................................................................            3,250
                                                                                    -------------
         Total expenses ........................................................          704,125
         Expense reductions (Note 4) ...........................................           (1,230)
                                                                                    -------------
          Net expenses .........................................................          702,895
                                                                                    -------------
            Net investment income ..............................................          623,110
                                                                                    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................        2,334,134
      Foreign currency transactions ............................................           (3,814)
                                                                                    -------------
            Net realized gain (loss) ...........................................        2,330,320
                                                                                    -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................        1,733,487
      Translation of assets and liabilities denominated in foreign currencies ..          (59,787)
                                                                                    -------------
            Net change in unrealized appreciation (depreciation) ...............        1,673,700
                                                                                    -------------
Net realized and unrealized gain (loss) ........................................        4,004,020
                                                                                    -------------
Net increase (decrease) in net assets resulting from operations ................    $   4,627,130
                                                                                    =============


22 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                -----------------------------------
                                                                                                      TEMPLETON INTERNATIONAL
                                                                                                           (EX EM) FUND
                                                                                                -----------------------------------
                                                                                                 SIX MONTHS ENDED
                                                                                                SEPTEMBER 30, 2005     YEAR ENDED
                                                                                                   (UNAUDITED)       MARCH 31, 2005
                                                                                                -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................      $    623,110       $    631,417
      Net realized gain (loss) from investments and foreign currency transactions ...........         2,330,320          2,665,332
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies ...........................         1,673,700          6,667,399
                                                                                                -----------------------------------
            Net increase (decrease) in net assets resulting from operations .................         4,627,130          9,964,148
                                                                                                -----------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ............................................................................           (76,636)          (594,949)
         Class C ............................................................................            (4,329)          (197,789)
         Advisor Class ......................................................................              (850)            (5,131)
                                                                                                -----------------------------------
   Total distributions to shareholders ......................................................           (81,815)          (797,869)
                                                                                                -----------------------------------
   Capital share transactions: (Note 2)
         Class A ............................................................................        (1,424,632)           571,819
         Class C ............................................................................           288,612         (1,701,349)
         Advisor Class ......................................................................            (3,864)            (6,525)
                                                                                                -----------------------------------
   Total capital share transactions .........................................................        (1,139,884)        (1,136,055)
                                                                                                -----------------------------------
   Redemption fees ..........................................................................                39                705
                                                                                                -----------------------------------
            Net increase (decrease) in net assets ...........................................         3,405,470          8,030,929

Net assets:
   Beginning of period ......................................................................        71,784,017         63,753,088
                                                                                                -----------------------------------
   End of period ............................................................................      $ 75,189,487       $ 71,784,017
                                                                                                ===================================
Undistributed net investment income/Distributions in excess of net investment income included in net assets:
   End of period ............................................................................      $    533,223       $     (8,072)
                                                                                                ===================================


                     Semiannual Report | See notes to financial statements. | 23

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Templeton International (Ex EM) Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


24 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                          ------------------------------------------------
                                             SIX MONTHS ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2005         MARCH 31, 2005
                                          ------------------------------------------------
                                           SHARES       AMOUNT      SHARES       AMOUNT
                                          ------------------------------------------------
CLASS A SHARES:
   Shares sold ........................    215,790   $ 3,251,897    544,836   $ 7,578,629
   Shares issued in reinvestment of
     distributions ....................      4,720        68,065     38,728       532,068
   Shares redeemed ....................   (313,721)   (4,744,594)  (547,955)   (7,538,878)
                                          ------------------------------------------------
   Net increase (decrease) ............    (93,211)  $(1,424,632)    35,609   $   571,819
                                          ================================================
CLASS C SHARES:
   Shares sold ........................    192,299   $ 2,847,715    235,644   $ 3,241,514
   Shares issued in reinvestment of
     distributions ....................        263         3,746     12,327       167,580
   Shares redeemed ....................   (172,844)   (2,562,849)  (377,467)   (5,110,443)
                                          ------------------------------------------------
   Net increase (decrease) ............     19,718   $   288,612   (129,496)  $(1,701,349)
                                          ================================================


                                                          Semiannual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                            ----------------------------------------------
                                              SIX MONTHS ENDED
                                             SEPTEMBER 30, 2005           YEAR ENDED
                                                 (UNAUDITED)            MARCH 31, 2005
                                            ----------------------------------------------
                                            SHARES      AMOUNT       SHARES      AMOUNT
                                            ----------------------------------------------
ADVISOR CLASS SHARES:
   Shares sold ........................        175   $     2,692      2,352   $    33,586
   Shares issued in reinvestment of
     distributions ....................         48           699        300         4,110
   Shares redeemed ....................       (485)       (7,255)    (3,366)      (44,221)
                                            ----------------------------------------------
   Net increase (decrease) ............       (262)  $    (3,864)      (714)  $    (6,525)
                                            ==============================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

-----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-----------------------------------------------------------------------
       0.750%         Up to and including $1 billion
       0.730%         Over $1 billion, up to and including $5 billion
       0.710%         Over $5 billion, up to and including $10 billion
       0.690%         Over $10 billion, up to and including $15 billion
       0.670%         Over $15 billion, up to and including $20 billion
       0.650%         In excess of $20 billion


28 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares.

Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class C .................................................  1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received(a) .........................   $9,714
Contingent deferred sales charges retained ............   $1,202

(a)  Net of commissions paid to unaffiliated broker/dealers.


                                                          Semiannual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $70,600, of which $37,900 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At March 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
   2010 ...............................................   $   195,691
   2011 ...............................................     2,647,787
   2012 ...............................................     1,761,818
                                                          -----------
                                                          $ 4,605,296
                                                          ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2005, the Fund deferred realized currency losses of $13,099.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $58,574,110
                                                          ===========
Unrealized appreciation ...............................   $18,759,612
Unrealized depreciation ...............................    (2,900,213)
                                                          -----------
Net unrealized appreciation (depreciation) ............   $15,859,399
                                                          ===========


30 | Semiannual Report
c
TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

TEMPLETON INTERNATIONAL (EX EM) FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended September 30, 2005, aggregated $6,130,322 and $5,630,777, respectively.

7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds and are recorded as other income in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices


                                                          Semiannual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

8. REGULATORY MATTERS (CONTINUED)

described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


32 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 33

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2)  The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)  Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05

                                               Not part of the semiannual report

     [LOGO](R)                          One Franklin Parkway
FRANKLIN TEMPLETON                      San Mateo, CA 94403-1906
    INVESTMENTS

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      Eligible shareholders can sign up for eDelivery at franklintempleton.com.
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON INTERNATIONAL
(EX EM) FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 S2005 11/05







FRANKLIN TEMPLETON NON-U.S. DYANMIC CORE EQUITY FUND



[FRONT COVER]

SEMIANNUAL REPORT 09/30/2005

TEMPLETON GLOBAL INVESTMENT TRUST

Franklin Templeton Non-U.S. Dynamic Core Equity Fund

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


                                                SIX MONTHS ENDED
                                                  SEPTEMBER 30,
                                                     2005         YEAR ENDED MARCH 31,
                                                   (UNAUDITED)    2005          2004/d/
                                                 ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $ 15.35      $ 14.45     $ 10.00
                                                 ----------------------------------------
Income from investment operations:
     Net investment income/a/                          0.20        0.23        0.16
     Net realized and unrealized gains (losses)        1.01        1.99        4.63
                                                 ----------------------------------------
Total from investment operations                       1.21        2.22        4.79
                                                 ----------------------------------------
Less distributions from:
     Net investment income                            (0.05)      (0.23)      (0.24)
     Net realized gains                               (0.61)      (1.09)      (0.10)
                                                 ----------------------------------------
Total distributions                                   (0.66)      (1.32)      (0.34)
                                                 ----------------------------------------
Net asset value, end of period                      $ 15.90     $ 15.35     $ 14.45
                                                 ========================================
Total return/b/                                        8.41%      16.24%      48.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $ 3,180     $ 3,070     $ 2,890
Ratios to average net assets:
   Expenses                                            2.57%/c     2.64%       4.48%/c
   Expenses net of waiver and payments by affiliate    0.91%/c     0.90%       0.89%/c
   Net investment income                               2.69%/c     1.56%       1.26%/c
Portfolio turnover rate                               59.42%      30.65%      31.72%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period April 1, 2003 (commencement of operations) to March 31, 2004.



                       See notes to financial statements.

Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS  96.6%
  AUSTRALIA 4.1%
  AMP Ltd.                                                 Insurance                         2,217     $      12,576
  CSL Ltd.                                               Biotechnology                         500            14,638
  Macquarie Bank Ltd.                                   Capital Markets                        500            28,723
  Qantas Airways Ltd.                                        Airlines                        6,634            17,045
  QBE Insurance Group Ltd.                                 Insurance                         1,000            14,242
  Sonic Healthcare Ltd.                           Health Care Providers & Services           1,300            15,362
  St. George Bank Ltd.                                    Commercial Banks                   1,300            27,642
                                                                                                        ----------------
                                                                                                             130,228
                                                                                                        ----------------

  AUSTRIA 0.8%
  Erste Bank der Oester Sparkassen AG                    Commericial Banks                     500            26,748
                                                                                                        ----------------

  BERMUDA 0.5%
  ACE Ltd.                                                  Insurance                          340            16,004
                                                                                                        ----------------

  BRAZIL 0.4%
  Companhia Siderurgica Nacional SA, ADR                  Metals & Mining                      600            13,932
                                                                                                        ----------------

  CANADA 4.4%
  Alcan Inc.                                                Metals & Mining                    280             8,882
  BCE Inc.                                         Diversified Telecommunication Services     1,220            33,448
  Cameco Corp.                                       Oil, Gas & Consumable Fuels               400            21,355
a Cognos Inc.                                                Software                          400            15,484
  Encana Corp.                                       Oil, Gas & Consumable Fuels               600            35,044
  Talisman Energy Inc.                               Oil, Gas & Consumable Fuels               500            24,481
                                                                                                        ----------------
                                                                                                             138,694
                                                                                                        ----------------

  CHINA 1.7%
  China Mobile (Hong Kong) Ltd., fgn.              Wireless Telecommunication Services      8,500             41,637
  Huaneng Power International Inc., H                      Electric Utilities              16,000             11,859
                                                                                                        ----------------
                                                                                                              53,496
                                                                                                        ----------------

  DENMARK 0.8%
  TDC AS                                          Diversified Telecommunication Services      210             11,298
a Vestas Wind Systems AS                                   Electrical Equipment               510             12,323
abVestas Wind Systems AS, 144A                             Electrical Equipment               136              3,286
                                                                                                        ----------------
                                                                                                              26,907
                                                                                                        ----------------

  FINLAND 1.3%
  Stora Enso OYJ, R                                     Paper & Forest Products             2,920             40,158
                                                                                                        ----------------

  FRANCE 5.4%
  Accor SA                                             Hotel Restaurants & Leisure            174              8,789
  AXA SA                                                     Insurance                        813             22,323
  Essilor International SA                        Health Care Equipment & Supplies            150             12,424
  France Telecom SA                                Diversified Telecommunication Services      410             11,770
  Michelin SA, B                                         Auto Components                      586             34,434
  Sanofi-Aventis                                           Pharmaceuticals                    457             37,770
  Suez SA                                               Multi-utilities                     1,512             43,715
                                                                                                        ----------------
                                                                                                             171,225
                                                                                                        ----------------
 Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)(CONTINUED)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  GERMANY 7.8%
  BASF AG                                                    Chemicals                        108      $       8,127
  Bayer AG, Br.                                              Chemicals                        216              7,941
  Bayerische Motoren Werke AG                               Automobiles                       612             28,686
  Celesio AG                                      Health Care Providers & Services            665             58,095
  Deutsche Post AG                                   Air Freight & Logistics                2,378             55,688
  E.ON AG                                                 Electric Utilities                  341             31,401
  Puma AG                                         Textiles Apparel & Luxury Goods              80             21,644
  SAP AG                                                     Software                         130             22,504
  Siemens AG                                           Industrial Conglomerates               160             12,339
                                                                                                         ----------------
                                                                                                             246,425
                                                                                                        ----------------

 GREECE 0.6%
  National Bank of Greece SA                              Commercial Banks                    500             20,016
                                                                                                         ----------------

  HONG KONG 3.6%
  Esprit Holdings                                         Specialty Retail                  4,500             33,644
  Sun Hung Kai Properties Ltd.                              Real Estate                     3,000             31,072
  Swire Pacific Ltd., A                                     Real Estate                     2,914             26,839
  Television Broadcasts Ltd.                                   Media                        2,600             15,903
  Wharf Holdings Ltd.                                       Real Estate                     2,000              7,799
                                                                                                        ----------------
                                                                                                             115,257
                                                                                                        ----------------

  IRISH REPUBLIC 0.9%
  Anglo Irish Bank Corp. PLC                               Commercial Banks                 2,000             27,169
                                                                                                        ----------------

  ISRAEL 2.1%
a Check Point Software Technologies Ltd.                     Software                       1,670             40,614
  Teva Pharmaceutical Industries Ltd., ADR                Pharmaceuticals                     800             26,736
                                                                                                        ----------------
                                                                                                              67,350
                                                                                                        ----------------

  ITALY 3.0%
  Arnoldo Mondadori Editore SpA                               Media                         1,300             13,026
  Eni SpA                                              Oil, Gas & Consumable Fuels            771             22,903
  Luxottica Group SpA ADR                           Textiles Apparel & Luxury Goods           700             17,437
  Saipem SpA                                        Energy Equipment & Services             2,000             33,732
  Unicredito Italiano SpA                                Commercial Banks                   1,649              9,297
                                                                                                        ----------------
                                                                                                              96,395
                                                                                                        ----------------
  JAPAN 11.5%
  Aiful Corp.                                           Consumer Finance                      500             41,894
  Asahi Glass Co. Ltd.                                  Building Products                   3,000             31,480
  East Japan Railway Co.                                   Road & Rail                          6             34,255
  Fast Retailing Co. Ltd.                                Specialty Retail                     200             15,172
  KAO Corp.                                            Household Products                     700             17,238
  Mabuchi Motor Co. Ltd.                       Electronic Equipment & Instruments             300             14,802
  Mitsui Fudosan Co. Ltd.                                  Real Estate                      3,000             45,119
  Nintendo Co. Ltd.                                        Software                           200             23,330
  Nippon Electric Glass Co. Ltd.               Electronic Equipment & instruments           1,000             18,018
  Nippon Telegraph & Telephone Corp.           Diversified Telecommunication Services           9             44,247
  Seiko Epson Corp.                                 Computers & Peripherals                   300              7,718

                                                        Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)(CONTINUED)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS (CONT.)
  JAPAN (CONT.)
  Sompo Japan Insurance Inc.                                Insurance                       3,000      $      39,727
  Takeda Pharmaceutical Co. Ltd.                       Pharmaceuticals                        300             17,868
  Trend Micro Inc.                                          Software                          500             15,815
                                                                                                        ----------------
                                                                                                             366,683
                                                                                                        ----------------

  MEXICO 1.9%
  America Movil SA de CV, L, ADR                 Wireless Telecommunication Services        1,300             34,216
  Grupo Financiero Banorte SA de CV, O                 Commercial Banks                     3,000             26,796
                                                                                                        ----------------
                                                                                                              61,012
                                                                                                        ----------------
  NETHERLANDS 5.6%
  Akzo Nobel NV                                            Chemicals                          873             38,065
  ING Groep NV                                         Capital Markets                      1,531             45,607
  Koninklijke Philips Electronics NV                   Household Durables                   1,137             30,221
  SBM Offshore NV                                   Energy Equipment & Services               770             64,241
                                                                                                        ----------------
                                                                                                             178,134
                                                                                                        ----------------

  NORWAY 2.1%
  Norske Skogindustrier ASA, A                        Paper & Forest Products               2,230             32,956
a Norske Skogindustrier ASA, rts., 10/13/05           Paper & Forest Products               2,230              3,905
  Telenor ASA                                  Diversified Telecommunication Services       3,330             29,756
                                                                                                        ----------------
                                                                                                              66,617
                                                                                                        ----------------
  PORTUGAL 0.9%
  Portugal Telecom SGPS SA                     Diversified Telecommunication Services       3,088             28,213
                                                                                                        ----------------

  Russia 0.6%
  Lukoil HOldings, ADR                               Oil, Gas & Consumable Fuels              340             19,649
                                                                                                        ----------------

  Singapore 0.4%
  DBS Group Holdings Ltd.                               Commercial Banks                    1,500             14,006
                                                                                                        ----------------

 South Africa 0.4%
  Sappi Ltd.                                         Paper & Forest Products                1,029             12,084
                                                                                                        ----------------

  SOUTH KOREA 2.5%
  Kookmin Bank, ADR                                    Commercial Banks                       400             23,700
  KT Corp., ADR                                Diversified Telecommunication Services         570             12,825
b Samsung Electronics Co. Ltd, GDR, 144A      Semiconductors & Semiconductor Equipment        146             41,391
                                                                                                     ----------------
                                                                                                              77,916
                                                                                                      ----------------

  SPAIN 2.9%
  Banco Bilbao Vizcaya Argentaria SA                  Commercial Banks                        800             14,031
b Banco Santander Central Hispano SA, 144A            Commercial Banks                      1,755             23,060
  Telefonica Moviles SA                           Wireless Telecommunication Services       1,300             14,425
  Telefonica SA                                Diversified Telecommunication Services       2,426             39,722
                                                                                                        ----------------
                                                                                                              91,238
                                                                                                        ----------------

Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)(CONTINUED)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS (CONT.)
  SWEDEN 4.1%
  Atlas Copco AB, A                                     Machinery                           3,490      $      67,575
  Getinge AB, B                                  Health Care Equipment & Supplies             900             12,431
  Nordea Bank AB, FDR                                   Commercial Banks                    2,860             28,468
  Securitas AB, B                                Commercial Services & Supplies               760             11,772
  Volvo AB, B                                            Machinery                            240             10,456
                                                                                                        ----------------
                                                                                                             130,702
                                                                                                        ----------------
  SWITZERLAND 5.7%
  Credit Suisse Group                                  Capital Markets                        500             22,136
  Lonza Group AG                                        Chemicals                             289             17,060
  Roche Holding AG                                     Pharmaceuticals                        300             41,677
  Swiss Reinsurance Co.                                 Insurance                             464             30,473
  Syngenta AG                                           Chemicals                             300             31,408
  Synthes Inc.                                    Health Care Equipment & Supplies            100             11,698
  UBS AG                                               Capital Markets                        300             25,497
                                                                                                        ----------------
                                                                                                             179,949
                                                                                                        ----------------
  TAIWAN 1.1%
  Chunghwa Telecom Co Ltd., ADR                    Diversified Telecommunication Services      490              9,070
b Compal Electronics Inc., GDR, 144A                    Computers & Peripherals               892              4,442
  Compal Electronics Inc., GDR, Reg S                   Computers & Peripherals               759              3,780
  Taiwan Semiconductor Manufacturing Co. Ltd.,
     ADR                                           Semiconductor & Semiconductor Equipment  1,999             16,432
                                                                                                        ----------------
                                                                                                              33,724
                                                                                                        ----------------
  UNITED KINGDOM 19.5%
  BAE Systems PLC                                      Aerospace & Defense                  6,649             40,274
  BG Group PLC                                      Oil, Gas & Consumable Fuels             2,500             23,717
  BHP Billiton PLC                                        Metals & Mining                     429              6,929
  BP PLC                                            Oil, Gas & Consumable Fuels             2,082             24,726
  British Sky Broadcasting Goup PLC                         Media                           1,290             12,750
  Cadbury Schweppes PLC                                 Food Products                       3,323             33,517
  Compass Group PLC                                 Hotels, Restaurants & Leisure           4,566             16,606
  GlaxoSmithKline PLC                                    Pharmaceuticals                      960             24,411
  HBOS PLC                                               Commercial Banks                     800             12,047
  HSBC Holdings PLC                                      Commercial Banks                   1,200             19,522
  Man Group PLC                                           Capital Markets                     700             20,441
  National Grid PLC                                       Electric Utilities                1,791             16,802
  Next PLC                                                Multiline Retail                    800             19,637
  Pearson PLC                                                 Media                         1,127             13,096
  Reckitt Benckiser PLC                                 Household Products                  1,000             30,453
  Rentokil Initial PLC                               Commercial Services & Supplies         2,838              8,282
  Royal Bank of Scotland Group PLC                       Commercial Banks                     900             25,535
  Royal Dutch Shell PLC, B                           Oil, Gas & Consumable Fuels            1,062             36,649
  Sage Group PLC                                            Software                        4,000             16,258
  Shire Pharmaceuticals Group PLC                        Pharmaceuticals                    3,376             41,047
  Smith & Nephew PLC                               Health Care Equipment & Supplies         2,600             21,823
  Smiths Group PLC                                    Industrial Conglomerates              1,163             19,667
  Standard Chartered PLC                                Commercial Banks                    2,223             47,941

                                                            Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)(CONTINUED)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------

  COMMON STOCKS (CONT.)
  UNITED KINGDOM (CONT.)
  Tesco PLC                                           Food & Staples Retailing              8,000      $      43,661
  Vodafone Group PLC                             Wireless Telecommunication Services        5,311             13,814
  WPP Group PLC                                               Media                         1,600             16,279
  Yell Group PLC                                              Media                         1,845             15,559
                                                                                                        ----------------
                                                                                                             621,443
                                                                                                        ----------------
  TOTAL INVESTMENTS (COST $2,222,933) 96.6%                                                                3,071,374
  OTHER ASSETS, LESS LIABILITIES 3.4%                                                                        108,527
                                                                                                        --------------
  NET ASSETS 100.0%                                                                                      $ 3,179,901
                                                                                                        --------------

SELECTED PORTFOLIO ABBREVIATIONS:
ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt


a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2005, the value of these securities was $72,179, representing 2.27% of net assets.



Semiannual | See notes to financial statements

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------
Assets:
  Investments in securities:
   Cost                                                          $ 2,222,933
                                                                 -----------
   Value                                                         $ 3,071,374
  Cash                                                                82,791
  Foreign currency, at value (Cost $1,313)                             1,284
  Receivables:
     Investment securities sold                                       12,978
     Dividends and interest                                            7,141
     Affiliates                                                       29,246
                                                                 -----------
      Total assets                                                 3,204,814
                                                                 -----------

Liabilities:
  Payables:
     Investment securities purchased                                  15,544
  Accrued expenses and other liabilities                               9,369
                                                               -------------
      Total liabilities                                                24,913
                                                                 -----------
       Net assets, at value                                      $ 3,179,901
                                                                 ===========

Net assets consist of:
  Paid-in capital                                                $ 1,988,710
  Undistributed net investment income                                 38,394
  Net unrealized appreciation (depreciation)                         848,362
  Accumulated net realized gain (loss)                               304,435
                                                                 -----------
       Net assets, at value                                      $ 3,179,901
                                                                 ===========
Shares outstanding                                                   200,000
                                                                 =============
Net asset value and maximum offering price per share/a/               $15.90
                                                                 -------------






a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



Semiannual Report

                       See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005 (UNAUDITED)


                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------

Investment income:
  Dividends (net of foreign taxes of $4,920)                         $  53,593
  Interest                                                                 476
                                                                     ----------
     Total investment income                                            54,069
                                                                     ----------
Expenses:
  Management fees (Note 3a)                                             11,292
  Administrative fees (Note 3b)                                          3,011
  Transfer Agent fees (note 3c)                                             70
  Custodian fees (Note 4)                                                  740
  Reports to shareholders                                                  940
  Registration and filing fees                                           6,600
  Professional fees                                                      8,813
  Trustees' fees and expenses                                            3,700
  Other                                                                  3,550
                                                                     ----------
    Total expenses                                                      38,716
      Expense reductions (Note 4)                                         (158)
      Expenses waived/paid by affiliates (Note 3d)                     (25,026)
                                                                     ----------
      Net expenses                                                      13,532
                                                                     ----------
        Net investment income                                           40,537
                                                                     ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                                        306,181
    Foreign currency transactions                                         (394)
                                                                     ----------
        Net realized gain (loss)                                       305,787
                                                                     ----------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                       (103,128)
    Translation of assets and liabilities denominated
     in foreign currencies                                              (1,137)
                                                                     ----------
        Net change in unrealized appreciation (depreciation)          (104,265)
                                                                     ----------
Net realized and unrealized gain (loss)                                201,522
                                                                     ----------
Net increase (decrease) in net assets resulting from operations      $ 242,059
                                                                     ==========


Semiannual Report                  See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS



                                                             Franklin Templeton Non-U.S.
                                                              Dynamic Core Equity Fund
                                                        ------------------------------------------
                                                             SIX MONTHS ENDED
                                                           SEPTEMBER 30, 2005      YEAR ENDED
                                                              (UNAUDITED)         MARCH 31,2005
                                                        ------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                   $    40,537        $    45,367
     Net realized gain (loss) from investments
       and foreign currency transactions                         305,787            284,263
     Net change in unrealized appreciation (depreciation)
        on investments and translation on assets and
        liabilities denominated in foreign currencies           (104,265)           113,668
                                                        ------------------------------------------
          Net increase (decrease) in net assets
            resulting from operations                            242,059            443,298

  Distributions to shareholders from:
     Net investment income                                       (10,320)           (45,920)
     Net realized gains                                         (121,500)          (217,380)
                                                        ------------------------------------------
  Total distributions to shareholders                           (131,820)          (263,300)
                                                        ------------------------------------------
          Net increase (decrease) in net assets                  110,239            179,998

Net assets:
  Beginning of period                                          3,069,662          2,889,664
                                                        ------------------------------------------
  End of period                                              $ 3,179,901        $ 3,069,662
                                                        ==========================================
Undistributed net investment income included in
net assets:
  End of period                                              $    38,394        $     8,177
                                                        ==========================================





Semiannual Report      See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the
Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and asked prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 2005, and the year ended March 31, 2005, there were no share transactions.

Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund's outstanding shares as of September 30, 2005.


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                                   AFFILIATION
-------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies Inc. (Alternative Strategies)   Investment manager
Franklin Templeton Services, LLC (FT Services)                            Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)                      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)             Transfer agent

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Alternative Strategies based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.750%           Up to and including $1 billion
        0.730%           Over $1 billion, up to and including $5 billion
        0.710%           Over $5 billion, up to and including $10 billion
        0.690%           Over $10 billion, up to and including $15 billion
        0.670%           Over $15 billion, up to and including $20 billion
        0.650%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.


C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $70, of which $12 was retained by Investor Services.


D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Alternative Strategies and FT Services have agreed in advance to voluntarily waive management and administrative fees, respectively, and to assume payment of other expenses through August 1, 2006, as noted in the Statement of Operations.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and amortization of organizational costs.

Net realized  gains (losses) differ for  financial statement and tax purposes
primarily due to differing  treatment of wash sales,  foreign   currency
transactions, and passive foreign investments company shares.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


5. INCOME TAXES (CONTINUED)

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

    Cost of investments                         $ 2,227,056
                                                ============
    Unrealized appreciation                     $   859,833
    Unrealized depreciation                         (15,515)
                                                ------------
    Net unrealized appreciation (depreciation)   $  844,318
                                                ============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended September 30, 2005, aggregated $1,735,557 and $1,754,880, respectively.


7. REGULATORY MATTERS


As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

[BACK COVER]



Franklin Templeton Institutional
600 Fifth Avenue
New York, New York 10020
franklintempletoninstitutional.com

SEMIANNUAL REPORT
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

INVESTMENT MANAGER
Franklin Templeton Alternative Strategies, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563


Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

TO ENSURE THE HIGHEST QUALITY OF SERVICE, TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS MAY BE MONITORED, RECORDED, AND ACCESSED. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.










TEMPLETON INCOME FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

                                   A series of Templeton Global Investment Trust
--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER                    |           INCOME
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

            TEMPLETON INCOME FUND                      Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Income Fund .....................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   29

Notes to Financial Statements .............................................   33

Shareholder Information ...................................................   44

--------------------------------------------------------------------------------



SEMIANNUAL REPORT

TEMPLETON INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of dividend-yielding stocks on Templeton's approved list. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate and emerging market debt securities.

--------------------------------------------------------------------------------
ASSET ALLOCATION
Based on Total Net Assets as of 9/30/05

                              [PIE CHART OMITTED]

Equity ................................................................    50.3%
Fixed Income ..........................................................    39.9%
Short-Term Investments & Other Net Assets .............................     9.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This inaugural semiannual report for Templeton Income Fund covers the period from inception on July 1, 2005, through September 30, 2005.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A posted a +1.13% cumulative total return from inception on July 1, 2005, through September 30, 2005. The Fund underperformed its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the Lehman Brothers (LB) Multiverse Index, which posted a +3.51%

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


4 | Semiannual Report
cumulative total return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the period since the Fund's launch on July 1, 2005, through September 30, 2005, the global economic recovery continued. Despite persistently high oil prices and the impact of Hurricanes Katrina and Rita in the U.S. Gulf States, U.S. gross domestic product (GDP) advanced an estimated 3.8% annualized in the third quarter. Apart from western Europe, foreign growth appeared to be beating the expectations of a slowdown. China's industrial production and GDP expanded, and Japan's economic outlook appeared brighter. The re-election of Prime Minister Junichiro Koizumi gave investors a vote of confidence about pending structural reforms, such as the privatization of Japan's postal system, which also serves as a savings bank and insurance company. However, many observers were skeptical about the possibility for sustained economic growth, given the country's recent history of periodically alternating good and bad results.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August.(2) In continental Europe consumer and business sentiment were weak for a number of reasons. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%.(3) Largely in consideration of these factors, the European Central Bank lowered its 2005 GDP growth estimate for the 12-nation euro zone. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future. Germany's parliamentary election was highly contested, with both incumbent Chancellor Gerhard Schroder and challenger Angela Merkel from the Christian Democratic Party failing to produce a clear majority in what was Germany's closest election since World War II.

(1) Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed-income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvested distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bloomberg Energy/Commodity Service.

(3) Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 8/31/05.


                                                           Semiannual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 9/30/05

U.K.                                        13.0%
U.S.                                        11.1%
Canada                                       5.1%
Australia                                    4.8%
Netherlands                                  3.7%
Poland                                       3.5%
Taiwan                                       3.4%
Indonesia                                    3.3%
Hong Kong                                    3.2%
Italy                                        2.7%
Norway                                       2.7%
Peru                                         2.7%
South Korea                                  2.6%
Argentina                                    2.6%
Sweden                                       2.4%
Germany                                      2.0%
Other Countries                             21.4%
Short-Term Investments & Other Net Assets    9.8%

Despite the predominantly weak outlook for the European economy, many European equity markets performed well. For the reporting period, European equity markets returned +7.78%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents.(4) Global stock markets, as measured by the MSCI AC World Index, returned +7.74%.(1) A strong recovery in corporate profitability was a major catalyst for the global equity markets' strong performance. Global fixed income markets declined in U.S. dollars during the reporting period. For example, the J.P. Morgan Government Bond Index Global returned -1.20% in U.S. dollar terms for the period under review.(5)

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

(4) Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.

(5) Source: Standard & Poor's Micropal. The J.P. Morgan Government Bond Index Global tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.


6 | Semiannual Report

MANAGER'S DISCUSSION

EQUITY

Since the Fund's inception on July 1, 2005, we invested the Fund's equity portion in stocks with what we considered attractive dividend yields. Importantly, we also invested in companies with high free cash flow yields and potentially higher payout ratios and dividends. We were encouraged by the fact that out of the 86% of stocks in the MSCI AC World Index that pay dividends, 60% raised their dividend an average of 44% over the past year.(6) We found investment opportunities across a broad range of regions and industries.

During the reporting period, the materials sector provided the biggest contribution to the Fund's performance. Within the sector, the Fund's metals and mining, chemicals, construction materials, and paper and forest products industry holdings all delivered positive returns. We specifically positioned the Fund in metals and mining companies focused on production of iron ore, alumina and other commodities that serve as raw materials for steel, aluminum and other finished metals that China is producing. Such holdings as Brazil's Cia Vale Do Rio Doce and Australia's Alumina Ltd. benefited from China's demand for raw materials. Paper and forest products were laggards compared with other materials industries, but European paper companies like Stora Enso and UPM-Kymmene began to recover from relatively low valuations and paid greater than 4% dividend yields over the past year.

The energy, financials and industrials sectors also contributed to the Fund's performance during the period.(7) In particular, such energy holdings as U.K.'s BP, Italy's Eni SpA and France's Total benefited from rising oil prices. Regarding financial companies, relative industry strength was offset by concerns about reinsurance hurricane-related losses, which negatively affected stocks like Bermuda's XL Capital. In the industrials sector, improved manufacturing orders and restructuring progress supported industrial companies' stock prices. Despite positive absolute performance from these sectors, the MSCI AC World Index's energy, financials and industrials components outperformed the Fund's.

One of the most difficult areas to find attractive dividend paying stocks was in Japan. However, we were encouraged by changes in corporate Japan, specifically with regard to companies returning capital to shareholders through higher dividends and share buybacks. Dividends in Japan have increased 63%

TOP 5 BOND HOLDINGS
9/30/05
---------------------------------------------------------
                                               % OF TOTAL
                                               NET ASSETS
---------------------------------------------------------
Government of Canada                              3.8%
---------------------------------------------------------
Government of Poland                              3.5%
---------------------------------------------------------
Government of Indonesia                           3.3%
---------------------------------------------------------
Kingdom of Norway                                 2.7%
---------------------------------------------------------
Peru Bond Soberano                                2.7%
---------------------------------------------------------

(6)   Source: Factset.

(7) The energy sector comprises oil, gas and consumable fuels in the SOI. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, industrial conglomerates, machinery, and transportation infrastructure in the SOI.


                                                           Semiannual Report | 7

TOP 5 EQUITY HOLDINGS
9/30/05

---------------------------------------------------------
COMPANY                                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
---------------------------------------------------------
GlaxoSmithKline PLC                               1.6%
  PHARMACEUTICALS, U.K.
---------------------------------------------------------
Compass Group PLC                                 1.5%
  HOTELS, RESTAURANTS & LEISURE, U.K.
---------------------------------------------------------
Unicredito Italiano SpA                           1.4%
  COMMERCIAL BANKS, ITALY
---------------------------------------------------------
Eni SpA                                           1.4%
  OIL, GAS & CONSUMABLE FUELS, ITALY
---------------------------------------------------------
Merck & Co. Inc.                                  1.2%
  PHARMACEUTICALS, U.S.
---------------------------------------------------------

from $20.3 billion to $33.2 billion over the past five years, while share buy-backs nearly quadrupled.(8) Nintendo, a Fund holding, is exemplary of these changes, having increased its payout ratio to 44% and raised its dividend 93% in 2005 based on the yen. Although the Fund's Japanese holdings are few, they performed well in absolute terms during the period.

In contrast, the Fund's U.S. equity holdings generally performed poorly, which explains the Fund's relative underperformance in the health care sector, where the Fund concentrated its U.S. holdings.(9) Similarly, U.K. general economic and consumer weakness negatively affected some of the Fund's consumer staples sector holdings.(10) Despite this near-term pressure, we remain confident in the longer-term prospects for these companies. In fact, consistent with our investment strategy, we view recent U.K. economic weakness as a potential opportunity to identify undervalued, high-quality, high yielding consumer companies in the U.K., which are under cyclical, not secular pressures.

FIXED INCOME

Regarding the Fund's fixed income investments, the Fund benefited relative to the LB Multiverse Index from its positioning in the global sovereign government bond market. Tightening yield spreads supported the Fund's relatively overweighted exposure to corporate high yield and sovereign bonds. In the global sovereign government bond market, exposure to non-euro European holdings, as well as to commodity exporters including New Zealand, Australia and Canada, benefited the Fund's relative performance. Improved economic growth, higher interest rates relative to the euro zone, and positive balance-of-payment trends supported the Fund's non-euro zone investments. Strong trade growth conditions benefited bonds from commodity exporting countries. No exposure to U.S. and Japanese government bonds helped performance, given the U.S. dollar's relative weakness. Conversely, volatility in non-Japan Asia, particularly in Indonesia, detracted from the Fund's relative performance.

(8) Source: Compu/Stat; Goldman Sachs. Based on exchange rate of 113.34 yen per U.S. dollar as of 9/30/05.

(9)   The health care sector comprises pharmaceuticals in the SOI.

(10) The consumer staples sector comprises auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; multiline retail; and textiles, apparel and luxury goods in the SOI.


8 | Semiannual Report

Thank you for your participation in Templeton Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED] /s/ Lisa F. Myers
                Lisa F. Myers, J.D., CFA

[PHOTO OMITTED] /s/ Alex C. Calvo
                Alex C. Calvo

[PHOTO OMITTED] /s/ Michael Hasenstab
                Michael Hasenstab, Ph.D.

                Jeffrey A. Everett, CFA
                Christopher J. Molumphy, CFA
                Murdo Murchison, CFA

                Portfolio Management Team
                Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 9

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TINCX)                          CHANGE      9/30/05      7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.02        $2.52       $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0082
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                            CHANGE      9/30/05      7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.02        $2.52       $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0077
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                            CHANGE      9/30/05      7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.02        $2.52       $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0079
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE      9/30/05      7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.03        $2.53       $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-9/30/05)
--------------------------------------------------------------------------------
Dividend Income                      $0.0088
--------------------------------------------------------------------------------


10 | Semiannual Report

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------
CLASS A                                                      INCEPTION (7/1/05)
-------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.13%
-------------------------------------------------------------------------------
Aggregate Total Return(3)                                          -3.14%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                    $9,686
-------------------------------------------------------------------------------
   Distribution Rate(5)                   0.31%
-------------------------------------------------------------------------------
   30-Day Standardized Yield(6)           3.13%
-------------------------------------------------------------------------------
CLASS C                                                      INCEPTION (7/1/05)
-------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.11%
-------------------------------------------------------------------------------
Aggregate Total Return(3)                                          +0.11%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                   $10,011
 -------------------------------------------------------------------------------
   Distribution Rate(5)                   0.31%
-------------------------------------------------------------------------------
   30-Day Standardized Yield(6)           2.84%
-------------------------------------------------------------------------------
CLASS R                                                      INCEPTION (7/1/05)
-------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.11%
-------------------------------------------------------------------------------
Aggregate Total Return(3)                                          +0.11%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                   $10,011
-------------------------------------------------------------------------------
   Distribution Rate(5)                   0.31%
-------------------------------------------------------------------------------
   30-Day Standardized Yield(6)           3.05%
-------------------------------------------------------------------------------
ADVISOR CLASS                                                INCEPTION (7/1/05)
-------------------------------------------------------------------------------
Cumulative Total Return(2)                                         +1.55%
-------------------------------------------------------------------------------
Aggregate Total Return(3)                                          +1.55%
-------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                   $10,155
-------------------------------------------------------------------------------
   Distribution Rate(5)                   0.35%
-------------------------------------------------------------------------------
   30-Day Standardized Yield(6)           3.54%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 11

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) The Fund's manager, subadvisor and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager, subadvisor and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.79%, 2.48%, 2.69% and 3.18% for Classes A, C, R and Advisor, respectively. After March 31, 2006, the manager, subadvisor and administrator may end this arrangement at any time.

(2) Cumulative total return represents the change in value of an investment over the period indicated and does not include a sales charge.

(3) Aggregate total return represents the change in value of an investment over the period indicated and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include any applicable maximum sales charge.

(5) Distribution rate is based on the respective class's quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 9/30/05.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/05.


12 | Semiannual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT                     EXPENSES PAID DURING PERIOD*
                                            VALUE ACTUAL 7/1/05   ENDING ACCOUNT       ACTUAL 7/1/05-9/30/05
CLASS A                                    HYPOTHETICAL 3/31/05    VALUE 9/30/05   HYPOTHETICAL 3/31/05-9/30/05
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,011.30                 $3.07
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,009.55                 $3.06
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,011.10                 $4.11
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,008.52                 $4.10
---------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,011.10                 $3.70
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,008.92                 $3.70
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000            $1,015.50                 $2.44
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000            $1,010.18                 $2.43
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.21%; C: 1.62%; R: 1.46%; and Advisor:
      0.96%), multiplied by the average account value over the period, multiplied by 183/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 92/365 to reflect the number of days since commencement of operations.


14 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

                                                                                ---------------------
TEMPLETON INCOME FUND                                                                PERIOD ENDED
                                                                                SEPTEMBER 30, 2005(c)
CLASS A                                                                              (UNAUDITED)
                                                                                ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................   $            2.50
                                                                                ---------------------
Income from investment operations:
   Net investment income(a) ....................................................             0.02

   Net realized and unrealized gains (losses) ..................................             0.01(d)
                                                                                ---------------------
Total from investment operations ............................................                0.03
                                                                                ---------------------
Less distributions from net investment income ...............................               (0.01)

Redemption fees .............................................................                  --(e)
                                                                                ---------------------
Net asset value, end of period ..............................................   $            2.52
                                                                                =====================

Total return(b) .............................................................                1.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................   $          44,554

Ratios to average net assets:

   Expenses .................................................................                1.78%(f)

   Expenses net of waiver and payments by affiliate .........................                1.21%(f)

   Net investment income ....................................................                2.98%(f)

Portfolio turnover rate .....................................................                1.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period July 1, 2005 (commencement of operations) to September 30, 2005.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


                     Semiannual Report | See notes to financial statements. | 15

TEMPLETON GLOBAL INVESTMENT TRUST

                                                                                ---------------------
TEMPLETON INCOME FUND (CONTINUED)                                                    PERIOD ENDED
                                                                                SEPTEMBER 30, 2005(c)
CLASS C                                                                              (UNAUDITED)
                                                                                ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................................   $            2.50
                                                                                ---------------------
Income from investment operations:

   Net investment income(a) .................................................                0.02

   Net realized and unrealized gains (losses) ...............................                0.01(d)
                                                                                ---------------------
Total from investment operations ............................................                0.03
                                                                                ---------------------
Less distributions from net investment income ...............................               (0.01)
                                                                                ---------------------
Redemption fees .............................................................                  --(e)
                                                                                ---------------------
Net asset value, end of period ..............................................   $            2.52
                                                                                =====================

Total return(b)..............................................................                1.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................   $          21,211

Ratios to average net assets:

   Expenses .................................................................                2.19%(f)

   Expenses net of waiver and payments by affiliate .........................                1.62%(f)

   Net investment income ....................................................                2.57%(f)

Portfolio turnover rate .....................................................                1.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.

(c) For the period July 1, 2005 (commencement of operations) to September 30, 2005.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


16 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

                                                                                ---------------------
TEMPLETON INCOME FUND (CONTINUED)                                                    PERIOD ENDED
                                                                                SEPTEMBER 30, 2005(c)
CLASS R                                                                              (UNAUDITED)
                                                                                ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................................   $            2.50
                                                                                ---------------------
Income from investment operations:

   Net investment income(a) .................................................                0.02

   Net realized and unrealized gains (losses) ...............................                0.01(d)
                                                                                ---------------------
Total from investment operations ............................................                0.03
                                                                                ---------------------
Less distributions from net investment income ...............................               (0.01)
                                                                                ---------------------
Redemption fees .............................................................                  --(e)
                                                                                ---------------------
Net asset value, end of period ..............................................   $            2.52
                                                                                =====================

Total return(b) .............................................................                1.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................   $             584

Ratios to average net assets:

   Expenses .................................................................                2.03%(f)

   Expenses net of waiver and payments by affiliate .........................                1.46%(f)

   Net investment income ....................................................                2.73%(f)

Portfolio turnover rate .....................................................                1.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) For the period July 1, 2005 (commencement of operations) to September 30, 2005.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


                     Semiannual Report | See notes to financial statements. | 17

TEMPLETON GLOBAL INVESTMENT TRUST

                                                                                ---------------------
TEMPLETON INCOME FUND (CONTINUED)                                                    PERIOD ENDED
                                                                                SEPTEMBER 30, 2005(c)
ADVISOR CLASS                                                                        (UNAUDITED)
                                                                                ---------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................................   $            2.50
                                                                                ---------------------
Income from investment operations:

   Net investment income(a) .................................................                0.02

   Net realized and unrealized gains (losses) ...............................                0.02(d)
                                                                                ---------------------
Total from investment operations ............................................                0.04
                                                                                ---------------------
Less distributions from net investment income ...............................               (0.01)
                                                                                ---------------------
Redemption fees .............................................................                  --(e)
                                                                                ---------------------
Net asset value, end of period ..............................................   $            2.53
                                                                                =====================

Total return(b) .............................................................                1.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................................   $             405

Ratios to average net assets:

   Expenses .................................................................                1.53%(f)

   Expenses net of waiver and payments by affiliate .........................                0.96%(f)

   Net investment income ....................................................                3.23%(f)

Portfolio turnover rate .....................................................                1.22%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) For the period July 1, 2005 (commencement of operations) to September 30, 2005.

(d) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(e)   Amount is less than $0.01 per share.

(f)   Annualized.


18 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                   INDUSTRY                  SHARES/RIGHTS      VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 90.2%
    COMMON STOCKS 48.8%
    AUSTRALIA 2.4%
    Alumina Ltd. ......................................                Metals & Mining                       96,970   $   451,711
    National Australia Bank Ltd. ......................                Commercial Banks                      28,660       722,154
    Qantas Airways Ltd. ...............................                    Airlines                         155,297       399,002
                                                                                                                      -----------
                                                                                                                        1,572,867
                                                                                                                      -----------
    BELGIUM 0.9%
    Agfa Gevaert NV ...................................          Leisure Equipment & Products                25,610       617,283
                                                                                                                      -----------
    BERMUDA 0.8%
    XL Capital Ltd., A ................................                   Insurance                           8,200       557,846
                                                                                                                      -----------
    CANADA 0.9%
    BCE Inc. ..........................................     Diversified Telecommunication Services           22,600       619,618
                                                                                                                      -----------
    CHINA 0.8%
    Travelsky Technology Ltd., H ......................                  IT Services                        550,000       496,284
                                                                                                                      -----------
    FINLAND 1.5%
    Stora Enso OYJ, R (EUR Traded) ....................            Paper & Forest Products                   36,840       506,648
    UPM-Kymmene Corp. .................................            Paper & Forest Products                   25,340       507,202
                                                                                                                      -----------
                                                                                                                        1,013,850
                                                                                                                      -----------
    FRANCE 0.8%
    France Telecom SA .................................     Diversified Telecommunication Services            9,520       273,295
(a) France Telecom SA, rts., 10/10/05 .................     Diversified Telecommunication Services            9,520           774
    Total SA, B .......................................          Oil, Gas & Consumable Fuels                    430       117,394
    Valeo SA ..........................................                Auto Components                        3,470       144,249
                                                                                                                      -----------
                                                                                                                          535,712
                                                                                                                      -----------
    GERMANY 2.0%
    BASF AG ...........................................                   Chemicals                           3,240       243,826
    Deutsche Post AG ..................................            Air Freight & Logistics                   12,850       300,921
    E.ON AG ...........................................               Electric Utilities                      4,350       400,570
    Siemens AG ........................................            Industrial Conglomerates                   4,710       363,226
                                                                                                                      -----------
                                                                                                                        1,308,543
                                                                                                                      -----------
    HONG KONG 3.2%
    Bank of East Asia Ltd. ............................                Commercial Banks                     206,200       603,371
    Cheung Kong Holdings Ltd. .........................                  Real Estate                          8,000        90,337
    Hopewell Holdings Ltd. ............................         Transportation Infrastructure               119,000       313,697
    Hutchison Whampoa Ltd. ............................            Industrial Conglomerates                  72,000       744,813
    Yue Yuen Industrial Holdings Ltd. .................          Textiles Apparel & Luxury Goods            132,500       363,802
                                                                                                                      -----------
                                                                                                                        2,116,020
                                                                                                                      -----------
    ITALY 2.7%
    Eni SpA ...........................................          Oil, Gas & Consumable Fuels                 30,503       906,099
    Unicredito Italiano SpA ...........................                Commercial Banks                     163,058       919,338
                                                                                                                      -----------
                                                                                                                        1,825,437
                                                                                                                      -----------


                                                          Semiannual Report | 19

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                               INDUSTRY                     SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    JAPAN 1.4%
    Nintendo Co. Ltd. ................................                  Software                       4,800       $   559,929
    Takeda Pharmaceutical Co. Ltd. ...................                Pharmaceuticals                  4,100           244,194
    Tamron Co. Ltd. ..................................        Leisure Equipment & Products            10,500           143,855
                                                                                                                   -----------
                                                                                                                       947,978
                                                                                                                   -----------
    MEXICO 1.1%
    Cemex SA, ADR ....................................           Construction Materials                1,560            81,588
    Telefonos de Mexico SA de CV (Telmex), L, ADR ....   Diversified Telecommunication Services       30,400           646,608
                                                                                                                   -----------
                                                                                                                       728,196
                                                                                                                   -----------
    NETHERLANDS 3.7%
    Akzo Nobel NV ....................................                  Chemicals                     12,800           558,107
    ING Groep NV .....................................               Capital Markets                  22,630           674,134
    Unilever NV ......................................                Food Products                    9,430           670,543
    VNU NV ...........................................                    Media                       17,120           538,190
                                                                                                                   -----------
                                                                                                                     2,440,974
                                                                                                                   -----------
    PORTUGAL 0.8%
    Portugal Telecom SGPS SA .........................   Diversified Telecommunication Services       55,620           508,165
                                                                                                                   -----------
    SINGAPORE 0.7%
    Venture Corp. Ltd. ...............................     Electronic Equipment & Instruments         51,000           437,018
                                                                                                                   -----------
    SOUTH AFRICA 1.2%
    Old Mutual PLC ...................................                  Insurance                    246,420           602,905
    Sappi Ltd., ADR ..................................           Paper & Forest Products              19,115           225,366
                                                                                                                   -----------
                                                                                                                       828,271
                                                                                                                   -----------
    SOUTH KOREA 0.7%
    Shinhan Financial Group Co. Ltd. .................              Commercial Banks                  14,040           488,406
                                                                                                                   -----------
    SPAIN 0.9%
    Gamesa Corporacion Tecnologica SA ................   Diversified Telecommunication Services          800            12,291
(b) Gamesa Corp. Tecnolgica SA, 144A .................   Diversified Telecommunication Services       27,687           425,370
    Repsol YPF SA ....................................          Oil, Gas & Consumable Fuels            5,833           189,048
                                                                                                                   -----------
                                                                                                                       626,709
                                                                                                                   -----------
    SWEDEN 1.8%
    Electrolux AB, B .................................              Household Durables                11,880           278,333
    Nordea Bank AB ...................................               Commercial Banks                 57,970           579,932
    Securitas AB, B ..................................       Commercial Services & Supplies           16,420           254,347
    Volvo AB, B ......................................                  Machinery                      1,560            67,963
                                                                                                                   -----------
                                                                                                                     1,180,575
                                                                                                                   -----------
    TAIWAN 3.4%
    Chunghwa Telecom Co. Ltd., ADR ...................   Diversified Telecommunication Services       33,148           613,569
    Compal Electronics Inc. ..........................           Computers & Peripherals             616,000           607,916


20 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                               INDUSTRY                     SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
(b) Compal Electronics Inc., GDR, 144A ...............          Computers & Peripherals                3,223       $    16,051
    Lite-On Technology Corp. .........................          Computers & Peripherals              464,960           519,105
    Mega Financial Holdings Co. Ltd. .................              Commercial Banks                 852,000           539,151
                                                                                                                   -----------
                                                                                                                     2,295,792
                                                                                                                   -----------
    UNITED KINGDOM 12.9%
    Boots Group PLC ..................................          Food & Staples Retailing              70,440           755,823
    BP PLC ...........................................        Oil, Gas & Consumable Fuels             50,820           603,549
    Cadbury Schweppes PLC ............................               Food Products                    27,150           273,846
    Centrica PLC .....................................              Multi-Utilities                  136,320           591,337
    Compass Group PLC ................................       Hotels, Restaurants & Leisure           267,980           974,623
(a) Electrocomponents PLC ............................     Electronic Equipment & Instruments         61,840           265,254
    GlaxoSmithKline PLC ..............................              Pharmaceuticals                   42,750         1,087,031
    HSBC Holdings PLC ................................              Commercial Banks                  32,400           527,077
    Marks & Spencer Group PLC ........................              Multiline Retail                  44,960           297,104
    Pearson PLC ......................................                   Media                        52,060           604,965
(a) Rolls-Royce Group PLC ............................            Aerospace & Defense                 19,720           129,879
    Royal Bank of Scotland Group PLC .................              Commercial Banks                  21,420           607,737
    Royal Dutch Shell PLC, B .........................        Oil, Gas & Consumable Fuels             17,550           605,631
    Tesco PLC ........................................          Food & Staples Retailing              53,790           293,564
    Vodafone Group PLC ...............................    Wireless Telecommunication Services        230,520           599,571
    Yule Catto & Company PLC .........................                 Chemicals                      89,680           417,089
                                                                                                                   -----------
                                                                                                                     8,634,080
                                                                                                                   -----------
    UNITED STATES 4.2%
    Bank of America Corp. ............................              Commercial Banks                  14,300           602,030
    Bristol-Myers Squibb Co. .........................              Pharmaceuticals                   28,580           687,635
    JPMorgan Chase & Co. .............................       Diversified Financial Services           17,610           597,507
    Merck & Co. Inc. .................................              Pharmaceuticals                   29,560           804,327
    Pfizer Inc. ......................................              Pharmaceuticals                    4,380           109,369
                                                                                                                   -----------
                                                                                                                     2,800,868
                                                                                                                   -----------
    TOTAL COMMON STOCKS (COST $32,643,933) ...........                                                              32,580,492
                                                                                                                   -----------
    PREFERRED STOCKS 1.5%
    BRAZIL 1.5%
    Cia Vale do Rio Doce, ADR, pfd., A ...............              Metals & Mining                    9,990           388,711
    Tele Norte Leste Participacoes SA, ADR, pfd. .....   Diversified Telecommunication Services       38,480           636,074
                                                                                                                   -----------
    TOTAL PREFERRED STOCKS (COST $864,818) ...........                                                               1,024,785
                                                                                                                   -----------
                                                                                              -------------------
                                                                                              PRINCIPAL AMOUNT(c)
                                                                                              -------------------
    CORPORATE BONDS & NOTES 8.1%
    BERMUDA 0.1%
(b) Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 .........................               100,000           101,125
                                                                                                                   -----------


                                                          Semiannual Report | 21

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    CANADA 0.4%
    Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ..........................                50,000       $    49,375
(b) Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ..................................               100,000            95,000
    Rogers Wireless Communications Inc., senior secured note, 7.25%, 12/15/12 ........               100,000           106,250
                                                                                                                   -----------
                                                                                                                       250,625
                                                                                                                   -----------
    FRANCE 0.1%
    Rhodia SA, senior note, 10.25%, 6/01/10 ..........................................               100,000           106,250
                                                                                                                   -----------

    IRISH REPUBLIC 0.1%
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ................................                50,000            42,750
                                                                                                                   -----------
    LUXEMBOURG 0.3%
    Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ................               100,000           103,750
(b) Nell AF Sarl, senior note, 144A, 8.375%, 8/15/15 .................................                75,000            73,687
                                                                                                                   -----------
                                                                                                                       177,437
                                                                                                                   -----------
    SINGAPORE 0.1%
    Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 .................                50,000            51,250
                                                                                                                   -----------
    UNITED KINGDOM 0.1%
    Inmarsat Finance PLC, senior note, zero cpn. to 11/15/08,
    10.375% thereafter, 11/15/12 .....................................................                50,000            41,250
(b) Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .................................                50,000            49,938
                                                                                                                   -----------
                                                                                                                        91,188
                                                                                                                   -----------
    UNITED STATES 6.9%
    Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10 ..............                50,000            56,125
(b) Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ............................                50,000            56,500
    Allied Waste North America Inc., senior secured note, B, 5.75%, 2/15/11 ..........               150,000           140,625
    AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ........................                50,000            48,375
    Aquila Inc., senior note, 9.95%, 2/01/11 .........................................                50,000            56,375
    BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ....................               100,000           111,750
    Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ..............................                50,000            50,438
(b) Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 .........................               150,000           107,625
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ...............................               100,000           106,250


22 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    Charter Communications Holdings II LLC, senior note, 10.25%, 9/15/10 .............               100,000       $   103,000
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .............................               100,000            98,500
(b) Commercial Vehicle Group Inc., senior note, 144A, 8.00%, 7/15/13 .................                50,000            50,500
    CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ..................................                50,000            47,000
    DaVita Inc., senior sub. note, 7.25%, 3/15/15 ....................................                50,000            50,937
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ............................               100,000           110,875
(b) DIRECTV Holdings LLC, senior note, 144A, 6.375%, 6/15/15 .........................               100,000            99,750
    Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12 ..............                50,000            55,000
    D.R. Horton Inc., senior note, 7.875%, 8/15/11 ...................................               100,000           109,696
(b) Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13 ................               100,000           112,000
    EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ................................               100,000            99,625
    El Paso Corp., senior note, 7.875%, 6/15/12 ......................................               100,000           104,000
    El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 .........................                50,000            52,239
    Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ...........................                50,000            50,063
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .......................                50,000            53,250
    Fresenius Medical Care Capital Trust, 7.875%, 6/15/11 ............................                50,000            54,000
    General Motors Acceptance Corp., 6.875%, 8/28/12 .................................               150,000           134,421
    Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ..............................                50,000            56,000
(b) Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 ...........................                50,000            50,750
(b) GSC Holdings Corp., 144A, 8.00%, 10/01/12 ........................................                50,000            50,000
    Host Marriott LP, senior note, 7.00%, 8/15/12 ....................................               100,000           101,875
    JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .......................               100,000           100,250
(b) Lamar Media Corp., senior sub. note, 144A, 6.625%, 8/15/15 .......................                50,000            51,125
    Liberty Media Corp., senior note, 5.70%, 5/15/13 .................................               100,000            91,502
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ...........................                50,000            47,625
(b) L-3 Communications Corp., senior sub. note, 144A, 6.375%, 10/15/15 ...............               100,000           101,250
(b) Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 .................                50,000            49,750


                                                          Semiannual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    MCI Inc., senior note, 7.688%, 5/01/09 ...........................................                50,000        $   52,000
(b) MGM Mirage Inc., senior note, 144A, 6.625%, 7/15/15 ..............................               100,000            99,375
    Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ......................                50,000            55,937
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ....................................               100,000           103,125
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 ....................................                50,000            46,250
    Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ................               100,000            97,000
    Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ............................                50,000            52,500
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ...................                50,000            51,750
    Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 ................                50,000            52,875
(b) Pogo Producing Co., senior sub. note, 144A, 6.875%, 10/01/17 .....................                50,000            50,938
    Qwest Communications International Inc., senior note, 8.00%, 2/15/14 .............               150,000           143,250
    Rite Aid Corp., senior note, 9.25%, 6/01/13 ......................................                50,000            47,750
    Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ........................               100,000           106,625
    Simmons Co., senior sub. note, 7.875%, 1/15/14 ...................................                50,000            46,250
    Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ...............................               100,000           102,500
    Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ..........................               100,000            90,500
    Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ..........................               100,000           101,875
(b) Sungard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13 ....................                50,000            52,062
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ............................                50,000            46,875
(b) Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 .............................                50,000            51,125
    TRW Automotive Inc., senior note, 9.375%, 2/15/13 ................................                50,000            54,500
    TXU Corp., 5.55%, 11/15/14 .......................................................               100,000            95,433
    UGS Corp., senior sub. note, 10.00%, 6/01/12 .....................................                50,000            55,000
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ............                50,000            53,500
    William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...........................                50,000            47,625
    Xerox Corp., senior note, 7.125%, 6/15/10 ........................................                50,000            52,875
                                                                                                                   -----------
                                                                                                                     4,628,541
                                                                                                                   -----------
    TOTAL CORPORATE BONDS & NOTES (COST $5,510,439) ..................................                               5,449,166
                                                                                                                   -----------


24 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT SECURITIES 31.8%
    ARGENTINA 2.6%
(d,e)Government of Argentina, FRN, 4.005%,
     8/03/12 ..........................................                                           2,150,000        $ 1,727,559
                                                                                                                   -----------
    AUSTRALIA 2.4%
    New South Wales Treasury Corp.,
       6.50%, 5/01/06 .................................                                              90,000 AUD         69,014
       8.00%, 3/01/08 .................................                                             845,000 AUD        679,738
    Queensland Treasury Corp., 6.00%, 8/14/13 .........                                             350,000 AUD        274,892
    Queensland Treasury Corp., 6.00%, 10/14/15 ........                                             745,000 AUD        585,004
                                                                                                                   -----------
                                                                                                                     1,608,648
                                                                                                                   -----------

    AUSTRIA 0.1%
    Government of Austria,
       5.00%, 7/15/12 .................................                                               5,000 EUR          6,782
       4.65%, 1/15/18 .................................                                              55,000 EUR         75,025
                                                                                                                   -----------
                                                                                                                        81,807
                                                                                                                   -----------

    BRAZIL 0.2%
 (e)Government of Brazil, FRN, 4.3125%, 4/15/12 .......                                             148,237            146,153
                                                                                                                   -----------
    CANADA 3.8%
    Government of Canada,
       6.00%, 6/01/08 .................................                                             315,000 CAD        288,985
       10.00%, 6/01/08 ................................                                           2,250,000 CAD      2,260,246
                                                                                                                   -----------
                                                                                                                     2,549,231
                                                                                                                   -----------

    FINLAND 0.0%(f)
    Government of Finland, 5.375%, 7/04/13 ............                                              10,000 EUR         13,985
                                                                                                                   -----------
    FRANCE 0.2%
    Government of France,
       4.25%, 04/25/19 ................................                                              25,000 EUR         33,023
       6.00%, 10/25/25 ................................                                              70,000 EUR        113,827
                                                                                                                   -----------
                                                                                                                       146,850
                                                                                                                   -----------

    GERMANY 0.0%(f)
    Government of Germany, 3.75%, 7/04/13 .............                                              15,000 EUR         18,960
                                                                                                                   -----------

    GREECE 0.0%(f)
    Government of the Hellenic Republic,
       4.60%, 5/20/13 .................................                                               5,000 EUR          6,602
       5.90%, 10/22/22 ................................                                               5,000 EUR          7,691
                                                                                                                   -----------
                                                                                                                        14,293
                                                                                                                   -----------

    INDONESIA 3.3%
    Government of Indonesia,
       13.15%, 3/15/10 ................................                                         500,000,000 IDR         46,644
       15.425%, 9/15/10 ...............................                                       1,550,000,000 IDR        155,000


                                                          Semiannual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT SECURITIES (CONTINUED)
    INDONESIA (CONTINUED)
    Government of Indonesia (continued)
       10.00%, 10/15/11 ...............................                                       3,375,000,000 IDR    $   266,986
       11.00%, 12/15/12 ...............................                                         100,000,000 IDR          7,976
       13.15%, 1/15/12 ................................                                       2,700,000,000 IDR        242,528
       14.25%, 6/15/13 ................................                                       8,880,000,000 IDR        828,995
       14.275%, 12/15/13 ..............................                                       2,615,000,000 IDR        244,844
       11.00%, 10/15/14 ...............................                                         980,000,000 IDR         76,888
       10.75%, 5/15/16 ................................                                       3,050,000,000 IDR        231,874
       10.00%, 7/15/17 ................................                                       1,690,000,000 IDR        122,238
                                                                                                                   -----------
                                                                                                                     2,223,973
                                                                                                                   -----------

    IRELAND 0.0%(f)
    Government of Ireland,
       5.00%, 4/18/13 .................................                                               5,000 EUR          6,826
       4.60%, 4/18/16 .................................                                               5,000 EUR          6,763
                                                                                                                   -----------
                                                                                                                        13,589
                                                                                                                   -----------

    MALAYSIA 1.0%
    Government of Malaysia,
       6.45%, 7/01/08 .................................                                           2,075,000 MYR        591,921
       4.305%, 2/27/09 ................................                                             285,000 MYR         77,467
                                                                                                                   -----------
                                                                                                                       669,388
                                                                                                                   -----------

    MEXICO 0.1%
 (b)Government of Mexico, 144A, 7.50%, 3/08/10 ........                                              45,000 EUR         63,767
                                                                                                                   -----------

    NETHERLANDS 0.0%(f)
    Government of the Netherlands, 4.25%, 7/15/13 .....                                               5,000 EUR          6,523
                                                                                                                   -----------

    NEW ZEALAND 1.1%
    Government of New Zealand,
       8.00%, 11/15/06 ................................                                             250,000 NZD        176,413
       6.00%, 4/15/15 .................................                                             830,000 NZD        579,320
                                                                                                                   -----------
                                                                                                                       755,733
                                                                                                                   -----------

    NORWAY 2.7%
    Government of Norway, 6.75%, 1/15/07 ..............                                          11,095,000 NOK      1,782,482
                                                                                                                   -----------
    PERU 2.7%
    Government of Peru, Series 7, 8.60%, 8/12/17 ......                                           4,255,000 PEN      1,377,968
    Peru Bond Soberano, 7.84%, 8/12/20 ................                                           1,315,000 PEN        400,892
                                                                                                                   -----------
                                                                                                                     1,778,860
                                                                                                                   -----------

    PHILIPPINES 0.4%
    Government of the Philippines,
       9.00%, 2/15/13 .................................                                              20,000             21,424
       8.875%, 3/17/15 ................................                                             205,000            217,946
                                                                                                                   -----------
                                                                                                                       239,370
                                                                                                                   -----------


26 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                     PRINCIPAL AMOUNT(c)     VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT SECURITIES (CONTINUED)
    POLAND 3.5%
    Government of Poland,
       8.50%, 11/12/06 ................................                                             660,000 PLN    $   212,406
       8.50%, 5/12/07 .................................                                           1,505,000 PLN        490,923
       6.00%, 5/24/09 .................................                                           1,800,000 PLN        580,145
       6.25%, 10/24/15 ................................                                             855,000 PLN        295,629
       5.75%, 9/23/22 .................................                                           2,275,000 PLN        772,555
                                                                                                                   -----------
                                                                                                                     2,351,658
                                                                                                                   -----------

    SINGAPORE 0.8%
    Government of Singapore, 4.00%, 3/01/07 ...........                                             850,000 SGD        514,275
                                                                                                                   -----------
    SLOVAK REPUBLIC 1.3%
    Government of Slovakia,
       8.50%, 8/17/10 .................................                                          10,000,000 SKK        387,525
       4.90%, 2/11/14 .................................                                           3,500,000 SKK        122,440
       5.30%, 5/12/19 .................................                                           9,200,000 SKK        342,671
                                                                                                                   -----------
                                                                                                                       852,636
                                                                                                                   -----------

    SOUTH KOREA 1.9%
    Government of Korea,
       4.75%, 3/03/07 .................................                                         300,000,000 KRW        288,445
       4.75%, 3/12/08 .................................                                       1,025,000,000 KRW        986,051
                                                                                                                   -----------
                                                                                                                     1,274,496
                                                                                                                   -----------

    SPAIN 0.4%
    Government of Spain, 7.35%, 3/31/07 ...............                                             210,000            270,654
                                                                                                                   -----------

    SWEDEN 0.6%
    Government of Sweden,
       8.00%, 8/15/07 .................................                                           1,970,000 SEK        280,996
     (g)Index Linked, 3.50%, 12/01/15 .................                                             440,000 SEK         75,131
                                                                                                                   -----------
                                                                                                                       356,127
                                                                                                                   -----------

    THAILAND 1.4%
    Government of Thailand, 8.00%, 12/08/06 ...........                                          35,000,000 THB        892,630
                                                                                                                   -----------

    UKRAINE 0.3%
(b,e)Government of Ukraine, 144A,
    FRN, 7.34313%, 8/05/09 ............................                                             200,000            218,000
                                                                                                                   -----------
    VENEZUELA 1.0%
    Government of Venezuela,
     (e)FRN, 4.64%, 4/20/11 ...........................                                             150,000            147,907
       9.25%, 9/15/27 .................................                                             410,000            484,825
                                                                                                                   -----------
                                                                                                                       632,732
                                                                                                                   -----------

    TOTAL FOREIGN GOVERNMENT SECURITIES
    (COST $21,409,284) ................................                                                             21,204,379
                                                                                                                   -----------


                                                          Semiannual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST

------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INCOME FUND                                                                            SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    TOTAL LONG TERM INVESTMENTS (COST $60,428,474) ....                                                            $60,258,822
                                                                                                                   -----------
    SHORT TERM INVESTMENTS (COST $3,650,808) 5.5%
    UNITED STATES 5.5%
 (h)Franklin Institutional Fiduciary Trust
       Money
    Market Portfolio ..................................                                           3,650,808          3,650,808
                                                                                                                   -----------
    TOTAL INVESTMENTS (COST $64,079,282) 95.7% ........                                                             63,909,630

    NET UNREALIZED LOSS ON FORWARD
       EXCHANGE CONTRACTS 0.0%(f) .....................                                                                (30,678)
    OTHER ASSETS, LESS LIABILITIES 4.3% ...............                                                              2,874,829
                                                                                                                   -----------
    NET ASSETS 100.0% .................................                                                            $66,753,781
                                                                                                                   -----------

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
IDR - Indonesian Rupiah
KRW - Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peru Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
SKK - Slovak Koruna
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS:
ADR - American Depository Receipt
FRN - Floating Rate Note
GDR - Global Depository Receipt

(a)   Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At September 30, 2005, the value of these securities was $2,025,688, representing 3.03% of net assets.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(e)   The coupon rate shown represents the rate at period end.

(f)   Rounds to less than 0.05% of net assets.

(g)   Redemption price at maturity is adjusted for inflation. See Note 1(e).

(h) See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


28 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)
                                                                   ------------
                                                                     TEMPLETON
                                                                    INCOME FUND
                                                                   ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $ 60,428,474
      Cost - Sweep Money Fund (Note 7) .........................      3,650,808
                                                                   ------------
      Total cost of investments ................................   $ 64,079,282
                                                                   ============
      Value - Unaffiliated issuers .............................   $ 60,258,822
      Value - Sweep Money Fund (Note 7) ........................      3,650,808
                                                                   ------------
      Total value of investments ...............................     63,909,630
   Foreign currency, at value (cost $203,960) ..................        196,932
   Receivables:
      Investment securities sold ...............................        133,974
      Capital shares sold ......................................      2,451,616
      Dividends and interest ...................................        639,840
   Unrealized gain on forward exchange contracts (Note 8) ......         47,672
                                                                   ------------
         Total assets ..........................................     67,379,664
                                                                   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........................        355,466
      Capital shares redeemed ..................................         82,707
      Affiliates ...............................................         56,697
   Unrealized loss on forward exchange contracts (Note 8) ......         78,350
   Accrued expenses and other liabilities ......................         52,663
                                                                   ------------
         Total liabilities .....................................        625,883
                                                                   ------------
            Net assets, at value ...............................   $ 66,753,781
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $ 66,825,512
   Undistributed net investment income .........................        105,007
   Net unrealized appreciation (depreciation) ..................       (207,830)
   Accumulated net realized gain (loss) ........................         31,092
                                                                   ------------
            Net assets, at value ...............................   $ 66,753,781
                                                                   ============


                     Semiannual Report | See notes to financial statements. | 29

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2005 (unaudited)

CLASS A:
   Net assets, at value .....................................................   $ 44,554,297
                                                                                ============
   Shares outstanding .......................................................     17,655,818
                                                                                ============
   Net asset value per share(a) .............................................   $       2.52
                                                                                ============
   Maximum offering  price per share (net assets value per share / 95.75%) ..   $       2.63
                                                                                ============
CLASS C:
   Net assets, at value .....................................................   $ 21,210,545
                                                                                ============
   Shares outstanding .......................................................      8,406,487
                                                                                ============
   Net asset value and maximum offering price per share(a) ..................   $       2.52
                                                                                ============
CLASS R:
   Net assets, at value .....................................................   $    583,604
                                                                                ============
   Shares outstanding .......................................................        231,311
                                                                                ============
   Net asset value and maximum offering price per share(a) ..................   $       2.52
                                                                                ============
ADVISOR CLASS:
   Net assets, at value .....................................................   $    405,335
                                                                                ============
   Shares outstanding .......................................................        160,417
                                                                                ============
   Net asset value and maximum offering price per share(a) ..................   $       2.53
                                                                                ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
for the period July 1, 2005 (commencement of operations) to September 30, 2005
 (unaudited)

                                                                                   -----------
                                                                                    TEMPLETON
                                                                                   INCOME FUND
                                                                                   -----------
Investment income:
   Dividends (net of foreign taxes of $15,461)
      Unaffiliated issuers .....................................................   $   119,883
      Sweep Money Fund (Note 7) ................................................        32,885
   Interest (net of foreign taxes of $2,399) ...................................       210,754
                                                                                   -----------
         Total investment income ...............................................       363,522
                                                                                   -----------
Expenses:
   Management fees (Note 3a) ...................................................        49,965
   Administrative fees (Note 3b) ...............................................        17,222
   Distribution fees (Note 3c)
      Class A ..................................................................        15,940
      Class C ..................................................................        14,425
      Class R ..................................................................           446
   Transfer agent fees (Note 3e) ...............................................        12,044
   Custodian fees (Note 4) .....................................................         2,570
   Reports to shareholders .....................................................         3,212
   Registration and filing fees ................................................         4,176
   Professional fees ...........................................................         6,519
   Amortization of offering costs ..............................................        24,496
   Trustees' fees and expenses .................................................         8,736
   Other .......................................................................         3,952
                                                                                   -----------
         Total expenses ........................................................       163,703
         Expense reductions (Note 4) ...........................................          (419)
         Expenses waived/paid by affiliate (Note 3f) ...........................       (49,171)
                                                                                   -----------
         Net expenses ..........................................................       114,113
                                                                                   -----------
            Net investment income ..............................................       249,409
                                                                                   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..............................................................        27,447
      Foreign currency transactions ............................................         3,645
                                                                                   -----------
         Net realized gain (loss) ..............................................        31,092
                                                                                   -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................      (169,652)
      Translation of assets and liabilities denominated in foreign currencies ..       (38,178)
                                                                                   -----------
   Net change in unrealized appreciation (depreciation) ........................      (207,830)
                                                                                   -----------
Net realized and unrealized gain (loss) ........................................      (176,738)
                                                                                   -----------
Net increase (decrease) in net assets resulting from operations ................   $    72,671
                                                                                   ===========


                     Semiannual Report | See notes to financial statements. | 31

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       ---------------------
                                                                                       TEMPLETON INCOME FUND
                                                                                       ---------------------
                                                                                           PERIOD ENDED
                                                                                       SEPTEMBER 30, 2005(a)
                                                                                            (UNAUDITED)
                                                                                       ---------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................   $             249,409
      Net realized gain (loss) from investments and foreign currency transactions ..                  31,092
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...                (207,830)
                                                                                       ---------------------
            Net increase (decrease) in net assets resulting from operations ........                  72,671
                                                                                       ---------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................                (102,965)
         Class C ...................................................................                 (38,529)
         Class R ...................................................................                  (1,706)
         Advisor Class .............................................................                  (1,202)
                                                                                       ---------------------
   Total distributions to shareholders .............................................                (144,402)
                                                                                       ---------------------
   Capital share transactions: (Note 2)
         Class A ...................................................................              44,555,720
         Class C ...................................................................              21,277,021
         Class R ...................................................................                 588,505
         Advisor Class .............................................................                 404,012
                                                                                       ---------------------
   Total capital share transactions ................................................              66,825,258
                                                                                       ---------------------
   Redemption fees .................................................................                     254
                                                                                       ---------------------
            Net increase (decrease) in net assets ..................................              66,753,781
   Net assets
      Beginning of period ..........................................................                      --
                                                                                       ---------------------
      End of period ................................................................   $          66,753,781
                                                                                       =====================
   Undistributed net investment income included in net assets:
      End of period ................................................................   $             105,007
                                                                                       =====================

(a) For the period July 1, 2005 (commencement of operations) to September 30, 2005.


32 | See notes to financial statements. | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Templeton Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                          Semiannual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


34 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.


                                                          Semiannual Report | 35

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-index bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short-term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


36 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class C, Class R and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              ---------------------------
                                                                    PERIOD ENDED
                                                                 SEPTEMBER 30, 2005(a)
                                                              ---------------------------
                                                                SHARES         AMOUNT
                                                              ---------------------------
CLASS A SHARES:
   Shares sold ............................................   17,747,056    $ 44,786,468
   Shares issued in reinvestment of distributions .........       19,130          48,589
   Shares redeemed ........................................     (110,368)       (279,337)
                                                              ---------------------------
   Net increase (decrease) ................................   17,655,818    $ 44,555,720
                                                              ===========================
CLASS C SHARES:
   Shares sold ............................................    8,496,380    $ 21,504,690
   Shares issued in reinvestment of distributions .........        9,899          25,145
   Shares redeemed ........................................      (99,792)       (252,814)
                                                              ---------------------------
   Net increase (decrease) ................................    8,406,487    $ 21,277,021
                                                              ===========================
CLASS R SHARES:
   Shares sold ............................................      232,534    $    591,583
   Shares issued in reinvestment of distributions .........          658           1,672
   Shares redeemed ........................................       (1,881)         (4,750)
                                                              ---------------------------
   Net increase (decrease) ................................      231,311    $    588,505
                                                              ===========================
ADVISOR CLASS SHARES:
   Shares sold ............................................      161,371    $    406,441
   Shares issued in reinvestment of distributions .........          186             471
   Shares redeemed ........................................       (1,140)         (2,900)
                                                              ---------------------------
   Net increase (decrease) ................................      160,417    $    404,012
                                                              ===========================

(a) For the period July 1, 2005 (commencement of operations) to September 30, 2005.


                                                          Semiannual Report | 37

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
---------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                         Investment manager
Franklin Advisers Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
      0.625%               Up to and including $500 million
      0.525%               Over $500 million, up to and including $1 billion
      0.475%               Over $1 billion, up to and including $1.5 billion
      0.425%               Over $1.5 billion, up to and including $6.5 billion
      0.400%               Over $6.5 billion, up to and including $11.5 billion
      0.378%               Over $11.5 billion, up to and including $16.5 billion
      0.365%               Over $16.5 billion, up to and including $19 billion
      0.355%               Over $19 billion, up to and including $21.5 billion
      0.345%               In excess of $21.5 billion

Under a sub advisory agreement, Advisers, an affiliate of TGAL, provides sub advisory services to the Templeton Income Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.


38 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A .............................................................      0.25%
Class C .............................................................      0.65%
Class R .............................................................      0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENT

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received(a)........................................  $ 69,992
Contingent deferred sales charges retained ..........................  $    434

(a)   Net of comissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $12,044, of which $5,879 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Additionally, TGAL agreed in advance to voluntarily waive a portion of management fees and assume payment of other expenses, through September 30, 2005, as noted in the Statement of Operations. Expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


                                                          Semiannual Report | 39

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

5. INCOME TAXES

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $  64,122,951
                                                                  ==============
Unrealized appreciation .......................................   $   1,146,057
Unrealized depreciation .......................................      (1,359,378)
                                                                  --------------
Net unrealized appreciation (depreciation) ....................   $    (213,321)
                                                                  ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2005, aggregated $60,792,164 and $344,429, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


40 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS

At September 30, 2005, the Fund had outstanding forward exchange contracts as set out below.

----------------------------------------------------------------------------------------
                                                    CONTRACT    SETTLEMENT   UNREALIZED
CONTRACTS TO BUY                                    AMOUNT(a)      DATE      GAIN (Loss)
----------------------------------------------------------------------------------------
   526,500,000     Korean Won ...................    500,024      1/12/06     $   4,843
       305,000     Canadian Dollar ..............    247,907      4/05/06        16,060
     1,700,000     Norwegian Krone ..............    261,800      4/05/06           295
     1,480,000     Swedish Krona ................    190,085      4/05/06         3,427
     8,250,000     Thai Baht ....................    199,951      4/05/06           786
       210,000     Canadian Dollar ..............    175,234      5/18/06         6,738
     1,600,000     Norwegian Krone ..............    247,162      5/24/06           116
       300,000     Canadian Dollar ..............    249,688      5/25/06        10,324
 1,250,000,000     Indonesian Rupiah ............    105,932      9/01/06         5,083
                                                                             -----------
Unrealized gain on forward exchange contracts ............................    $  47,672
                                                                             ===========

----------------------------------------------------------------------------------------
                                                    CONTRACT    SETTLEMENT   UNREALIZED
CONTRACTS TO BUY                                    AMOUNT(a)      DATE      GAIN (Loss)
----------------------------------------------------------------------------------------
       500,000     Singapore Dollar .............    299,509      4/05/06     $  (1,442)
   550,000,000     Korean Won ...................    533,463      4/06/06        (5,736)
   260,000,000     Korean Won ...................    257,732      5/08/06        (8,172)
     1,600,000     Norwegian Krone ..............    254,915      5/08/06        (7,834)
       415,000     Singapore Dollar .............    255,071      5/08/06        (7,204)
       950,000     Swedish Krona ................    128,342      5/08/06        (3,839)
    21,000,000     Thai Baht ....................    510,949      5/08/06          (186)
     3,950,000     Slovak Koruna ................    127,761      5/09/06        (4,312)
   244,000,000     Korean Won ...................    240,988      5/11/06        (6,777)
     1,526,000     Norwegian Krone ..............    241,192      5/11/06        (5,504)
       392,000     Singapore Dollar .............    240,771      5/11/06        (6,601)
     1,350,000     Swedish Krona ................    180,723      5/19/06        (3,660)
   250,000,000     Korean Won ...................    244,141      5/25/06        (4,133)
       400,000     Singapore Dollar .............    243,531      5/25/06        (4,388)
       450,000     Singapore Dollar .............    278,931      8/15/06        (8,562)
                                                                             -----------
Unrealized loss on forward exchange contracts ............................    $ (78,350)
                                                                             ===========
   Net unrealized gain (loss) on forward exchange contracts ..............    $ (30,678)
                                                                             ===========

(a)   In U.S. Dollars unless otherwise indicated.


                                                          Semiannual Report | 41

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

9. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


42 | Semiannual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INCOME FUND

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                          Semiannual Report | 43

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


44 | Semiannual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S.Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                               Not part of the semiannual report

      [LOGO](R)                         One Franklin Parkway
FRANKLIN TEMPLETON                      San Mateo, CA 94403-1906
     INVESTMENTS

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUB-ADVISOR

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

425 S2005 11/05

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. Portfolio Managers of Closed-End Management Investment Company.    N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10.  SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  November 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  November 21, 2005